CITIZENS 401(K) SAVINGS PLAN

                             AS ADOPTED APRIL, 2001

                         EFFECTIVE AS OF JANUARY 1, 1997

                REFLECTING AMENDMENTS MADE THROUGH APRIL 1, 2001


                   Amended and Restated In compliance with the
        Uniformed Services Employment and Reemployment Rights Act of 1994
                  The Small Business Job Protection Act of 1996
                         The Taxpayer Relief Act of 1997
                                     And the
          Internal Revenue Service Restructuring and Reform Act of 1998






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                                TABLE OF CONTENTS
                                                                                                               Page No.
ARTICLE I.........................................................................................................1
      ESTABLISHMENT OF PLAN.......................................................................................1
      1.01  Establishment and History of Plan.....................................................................1
      1.02  Purpose of Plan.......................................................................................1
      1.03  Nature of Plan........................................................................................1
      1.04  Internal Revenue Service Approval.....................................................................1
ARTICLE II........................................................................................................2
      ELIGIBILITY FOR PARTICIPATION...............................................................................2
      2.01  Eligible and Ineligible Classes of Employees..........................................................2
      2.02  Participation On the Effective Date...................................................................3
      2.03  General Participation Rule............................................................................3
      2.04  Transfer In or Out of Eligible Class of Employees.....................................................4
      2.05  Rehired Employees.....................................................................................4
      2.06  Misclassification or Mistake of Fact..................................................................4
      2.07  Absence From Employment...............................................................................4
ARTICLE III.......................................................................................................5
      FUNDING.....................................................................................................5
      3.01  Funding Policy........................................................................................5
      3.02  Contributions.........................................................................................6
      3.03  Reversion of Contributions to the Company.............................................................9
      3.04  Participant Contributions............................................................................10
      3.05  Forfeitures..........................................................................................10
      3.06  Investment of Contributions..........................................................................11
      3.07  Expenses of Plan Amendment and Administration........................................................14
      3.08  Fund is Sole Source of Benefits......................................................................15
      3.09  Rollover Contributions...............................................................................15
      3.10  Transfers............................................................................................16
      3.11  Suspension of Salary Reduction Agreements............................................................16
ARTICLE IV.......................................................................................................17
      ALLOCATIONS AND ACCOUNT BALANCES...........................................................................17
      4.01  Books and Records to Show Account Balances...........................................................17
      4.02  Separate Accounts Maintained.........................................................................17
      4.03  Allocation of Contributions..........................................................................18
      4.04  Valuation and Allocation of the Fund.................................................................19
      4.05  Account Balance Subject to Change Until Distributed..................................................19
ARTICLE V........................................................................................................20
      BENEFITS AND VESTING.......................................................................................20
      5.01  Benefits Are Based on Account Balances...............................................................20
      5.02  Vesting In Salary Reduction Account Balances; Vesting In TRASOP; LGS; Voluntary After-Tax and Rollover
            Account Balances ....................................................................................20
      5.03  Normal Retirement Benefits...........................................................................20
      5.04  Benefits Before Termination of Employment............................................................20
      5.05  Deferred Retirement Benefits.........................................................................22
      5.06  Disability Benefits..................................................................................23
      5.07  Death Benefits.......................................................................................23
      5.08  Benefits Following Termination of Employment.........................................................23
      5.09  Changes in Vesting Provisions........................................................................26
      5.10  Loans to Participants and Beneficiaries..............................................................26

ARTICLE VI.......................................................................................................30
      PAYMENT OF BENEFITS........................................................................................30
      6.01  General Rules for Payment............................................................................30
      6.02  Commencement of Benefits.............................................................................34
      6.03  Form of Payment......................................................................................34
      6.04  Designation of Beneficiaries.........................................................................34
      6.05  Payments to Minors or Incompetents...................................................................36
      6.06  Suspension of Benefits Upon Reemployment.............................................................36
      6.07  Discharge of Obligation; Receipt and Release.........................................................36
      6.08  Nonalienation of Benefits............................................................................37
      6.09  Benefit Claims Procedures............................................................................37
      6.10  Qualified Domestic Relations Order Procedures........................................................38
      6.11  Unclaimed Benefits...................................................................................40
ARTICLE VII......................................................................................................40
      LIMITATIONS ON CONTRIBUTIONS AND BENEFITS..................................................................40
      7.01  Limitation on Defined Contribution Plan Annual Additions.............................................40
      7.02  Overall Limitation on Defined Benefit and Defined Contribution Plan Benefits.........................41
      7.03  Benefit Reductions to Meet Annual Addition Limitations...............................................43
      7.04  Handling of Forfeitures Caused by Annual Additions Limitation........................................44
      7.05  Salary Reductions in Excess of Permissible Dollar Limits.............................................45
      7.06  Limitations on Salary Reduction Contributions........................................................46
      7.07  Average Contribution Percentage Test for Company Matching Contributions..............................51
      Section 7.08  Multiple Use Limitation......................................................................55
ARTICLE VIII.....................................................................................................57
      TOP-HEAVY REQUIREMENTS.....................................................................................57
      8.01  When Top-Heavy Provisions Are Operative..............................................................57
      8.02  Top-Heavy Limitation on Annual Compensation..........................................................57
      8.03  Top-Heavy Minimum Contributions......................................................................57
      8.04  Top-Heavy Minimum Vesting............................................................................59
      8.05  Top-Heavy Limitations on Benefits....................................................................59
      8.06  Determination of Top Heavy Status....................................................................60
ARTICLE IX.......................................................................................................61
      AMENDMENT, MERGER OR TERMINATION...........................................................................61
      9.01  Amendment............................................................................................61
      9.02  Merger or Consolidation..............................................................................62
      9.03  Termination..........................................................................................62
      9.04  Termination Distributions............................................................................62
ARTICLE X........................................................................................................63
      PLAN FIDUCIARIES AND ADMINISTRATION........................................................................63
      10.01  Administration by Named Fiduciaries.................................................................63
      10.02  Retirement and Investment Committees................................................................63
      10.03  Retirement Committee To Be Plan Administrator; Duties, Powers and Authority of Plan Administrator...65
      10.04  Duties, Powers and Authority of Investment Committee................................................65
      10.05 Trust Fund and Trustee...............................................................................66
      10.06  Agent for Service of Legal Process..................................................................67
      10.07  Company Actions.....................................................................................67

      10.08  Communications To and From Plan Fiduciaries.........................................................67
      10.09 Multiple Capacities; Fiduciary Duties................................................................67
      10.10  Reliance; Fiduciary Liability; Exoneration..........................................................68
      10.11  Indemnification of Fiduciaries......................................................................69
      10.12  Bonding.............................................................................................69
      10.13 Voting of Company Stock..............................................................................69
ARTICLE XI.......................................................................................................72
      PARTICIPATING EMPLOYERS....................................................................................72
      11.01  Application of Plan to Participating Employers......................................................72
      11.02  Adoption of Plan....................................................................................72
      11.03  Extent of Participation.............................................................................72
      11.04  Transfer of Employees Among Employers...............................................................73
      11.05  Plan Administration and Expenses....................................................................73
      11.06  Plan Amendment......................................................................................74
      11.07  Termination of an Employer's Participation..........................................................74
      11.08  Restrictions on Amendments, Mergers or Terminations by Employers....................................75
ARTICLE XII......................................................................................................75
      MISCELLANEOUS PROVISIONS...................................................................................75
      12.01  Plan for Exclusive Benefit of Employees.............................................................75
      12.02  Rights of Participants Not Expanded.................................................................75
      12.03  Plan Subject to Insurance Contracts and Trusts......................................................75
      12.04  Governing Law and Savings Clause....................................................................76
      12.05  Headings............................................................................................76
      12.06  Gender and Number...................................................................................76
      12.07  Definitions.........................................................................................76
GLOSSARY.........................................................................................................77
Execution Page...................................................................................................91

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


                                    ARTICLE I
                              ESTABLISHMENT OF PLAN
                              ---------------------

     1.01 Establishment and History of Plan. Effective as of January 1, 1997, the Citizens Utilities 401(k) Savings Plan and CUC 401(k) Employee Benefit Plan, which previously were maintained as separate plans, are hereby restated herein into a single document. Effective as of January 1, 1998, the Citizens Utilities 401(k) Savings Plan is merged into the CUC 401(k) Employee Benefit Plan, with the resulting plan being renamed the "Citizens 401(k) Savings Plan" (the "Plan"). Effective as of October 1, 1999, the Gasco Bargaining 401(k) Plan is merged into this Plan. Citizens Communications Company (formerly Citizens Utilities Company) now hereby amends and restates the Plan to reflect the various plan mergers, and to incorporate certain administrative and required legal changes into the Plan. The restated Plan shall be known as the "Citizens 401(k) Savings Plan" and shall be maintained for the exclusive benefit of eligible Employees and their Beneficiaries. Unless otherwise provided, the provisions of the Plan as amended and restated shall apply to all persons who are eligible Employees on and after January 1, 1997.

     1.02 Purpose of Plan. The purpose of the Plan is to provide eligible Employees with an opportunity and incentive to save for their retirement and to encourage such Employees to be productive and to make and continue careers with the Company by providing matching contributions.

     1.03 Nature of Plan. The Plan is intended to qualify as a defined contribution profit sharing plan and trust with a qualified Code Section 401(k) arrangement meeting the requirements of Sections 401(a), 401(k), 401(m), 501(a) and related provisions of the Internal Revenue Code.

     1.04 Internal Revenue Service Approval. If, as a result of this restatement, the Plan fails to attain or retain qualification under Sections 401(a), 401(k), 401(m), 501(a) and related provisions of the Code, the Plan shall operate as though it had not been restated as herein provided, and any contribution affected by the determination that the Plan is no longer qualified shall be returned to the Company in accordance with Section 3.03.

                                   ARTICLE II
                          ELIGIBILITY FOR PARTICIPATION
                          -----------------------------

     2.01 Eligible and Ineligible Classes of Employees. All salaried and hourly Employees, except those in the ineligible classes of Employees designated below, shall be eligible to participate in the Plan upon completing the eligibility requirements of Section 2.02 or 2.03, as applicable. The following classes of Employees shall be ineligible to participate in the Plan:

               (i) Non-Participating Collectively Bargained Employees: Employees included in a unit of Employees covered by a collective bargaining agreement which does not provide for their participation in the Plan, where such benefits were the subject of good faith bargaining;

               (ii) Employees of Non-Participating Employers: Individuals who are employed by Related Employers of the Company which have not adopted the Plan for the benefit of their Employees;

               (iii)  Part-time  Employees.   Employees  who  are  scheduled  to
               regularly work fewer than 20 hours per week;

               (iv) Leased Employees: Individuals who are classified by the Company as leased employees (whether or not they are considered a Leased Employee under Code Section 414(n)), even if the individual actually is, or is reclassified by the Internal Revenue Service as, a common law employee of the Company;

               (v) Project Workers; Independent Contractors or Contract Workers:
               Individuals who are classified by the Company in good faith as independent contractors or contract workers and not common law employees, as evidenced by the fact that the Company is not paying such individuals through the Company's payroll system or withholding taxes from his or her compensation, even if the individual actually is, or is reclassified by the Internal Revenue Service as, a common law employee of the Company;

               (vi) Per Diem or Casual Workers: Individuals who are classified by the Company as per diem or casual and who work only on an "as needed basis";

               (vii) Temporary Employees: Individuals who are classified by the Company as employed on a temporary basis and paid through Company payroll, provided that their employment does not continue beyond one (1) year;

               (viii) Scholarship Students: Individuals who are scholarship recipients performing services for the Company as part of the Citizens' Scholarship Program; and

               (ix) Individuals Waiving Participation: Any individuals who have knowingly waived their right to participate in the Plan, as evidenced by a written agreement to that effect.

During any period when an Employee is included in an ineligible class of Employees, he shall be ineligible to become a Participant in the Plan, or if otherwise a Participant, shall be ineligible to make Salary Reduction Contributions and share in Company Matching Contributions.

     2.02 Participation On the Effective Date. Each Employee employed by the Company as of January 1, 1997, the Effective Date of the Restated Plan, shall continue to participate or, if not already a Participant, shall become a Participant on the Effective Date, provided such Employee has attained age twenty-one (21), completed 30 days of service, is in an eligible class of Employees, and is employed by a Participating Employer.

     2.03 General Participation Rule. Each other Employee not otherwise participating under Section 2.02, shall be eligible to become a Participant as of the first day of the month (the "Entry Date") immediately following the (I) the Employee's attainment of age twenty-one (21) and completion of 30 days of service, if the Employee is hired before January 1, 1998, or (II) if the Employee is hired on or after January 1, 1998, the Employee's completion of six
(6) months of continuous service, provided that the Employee is regularly scheduled to work at least twenty (20) hours per week, and is employed by a Participating Employer in an eligible class of Employees.

     2.04 Transfer In or Out of Eligible Class of Employees. In the event a Participant becomes ineligible to be an Eligible Participant in the Plan because he is no longer a member of an eligible class of Employees, such Employee shall cease active participation, and shall resume his status as an Eligible Participant under the Plan immediately upon his return to an eligible class of Employees. In the event an Employee who is not a member of the eligible class of Employees becomes a member of the eligible class, if such Employee has otherwise satisfied the participation requirements of Section 2.03 hereof, such Employee shall commence participation in the Plan immediately upon becoming a member of the eligible class. If such Employee has not satisfied the Plan's participation requirements, participation shall commence in accordance with the provisions of
Section 2.03 hereof.

     2.05 Rehired Employees. If a rehired Employee meets the participation requirements of Section 2.03 and is in an eligible class of Employees at the time of his rehire, he shall become a Participant or resume his status as an eligible Participant under the Plan immediately upon his rehire. If the Employee had not met participation and eligibility requirements as specified in this Article prior to separation from employment, such Employee shall be eligible to participate in the Plan as of the first day of the month after completing the then applicable eligibility requirements.

     2.06 Misclassification or Mistake of Fact. If a misclassification or mistake is made concerning the participation of an Employee in the Plan, either by including an ineligible Employee, or excluding an eligible Employee, and if such mistake is not timely discovered and corrected for the Plan Year in which it occurred, upon discovery of such error in a subsequent Plan Year an adjustment to the Employee's Account Balances shall be made. In the case of the inclusion of an ineligible Employee, (a) the portion of such Employee's Account Balance attributable to Salary Reduction Contributions for the period of ineligibility shall be distributed to the individual, and (b) the portion of such Employee's Account Balance attributable to Company Matching contributions for the period of ineligibility shall be returned to the Company as a mistaken contribution in accordance with Section 3.03(a) hereof if return is requested by the Company or Plan Administrator within one year of payment; otherwise such amount shall be treated as a forfeiture and allocated in accordance with Section
3.05 hereof. In the case of the exclusion of an eligible Employee, the Company shall correct such error prospectively as soon as practicable.

     2.07 Absence From Employment. Absence from employment on account of a leave of absence authorized by the Employer will be handled in accordance with the Employer's policies regarding the particular type of leave. Absence from employment on account of active duty with the Armed Forces of the United States will be counted as employment with the Employer, provided that the Employee returns  to  service  with the  Employer  within  the  period  during  which his employment rights are protected by law following his severance from such government service. If the Employee does not return to active employment with the Employer, his Service will be deemed to have ceased on the date the Administrator receives notice that such Employee will not return to the active Service of the Employer. The Employer's leave policy shall be applied in a uniform and nondiscriminatory manner to all Participants under similar circumstances.

     Notwithstanding any provision of this plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with ss.414(u) of the Internal Revenue Code, effective for reemployments initiated on or after December 12, 1994. With respect to unpaid family and medical leave, contributions, benefits and service credit will be provided in accordance with 29 CFR ss.825.215, effective for leaves commencing on or after August 5, 1993.

                                   ARTICLE III
                                     FUNDING
                                   -----------

     3.01 Funding Policy. The Company shall establish a funding policy and method consistent with the objectives, terms and conditions of the Plan and as appropriate communicate the same to other Plan Administrator. The Plan Administrator shall arrange for the establishment and maintenance of such funding accounts as may be required by ERISA or appropriate in connection with the administration of the Plan.

     3.02 Contributions.
          -------------

               (a) Amount of Contributions. Each Participating Employer shall contribute the following amounts without regard to whether the Company has current or accumulated income for the period during which such amounts are being contributed and without regard to the age of the Participant.

                    (1)  Salary  Reduction  Contributions  for  Employees.
                         -------------------------------------------------
               Any Participant may elect to have the Participating Employer make Salary Reduction Contributions to the Plan with respect to a Plan Year in whole percentages of Compensation in an amount of no less than one percent (1%) of such Participant's Compensation and no more than the least of the following amounts:

                         (i) sixteen percent (16%) of the Participant's Compensation for such Plan Year; or
                         (ii) the  amount  specified  in  Section  402(g) of the
                    Code, as adjusted by the Secretary of the Treasury from time to time (e.g. $9,500 for calendar year 1997, $10,000 for calendar year 1998 and 1999, and $10,500 for 2000 and 2001);
                    or
                         (iii) the amount that can be contributed as a result of
                    a Hardship Distribution made in accordance with Section 5.09 hereof (namely, in the Plan Year of the Hardship Distribution, an amount not in excess of the Participant's Salary Reductions for that Plan Year prior to the date of the Hardship Distribution, and in the Plan Year immediately subsequent to the Plan Year of the Hardship distribution, an amount not in excess of the applicable limit in effect under
                    Section 402(g) of the Code for such taxable year less the amount of such Participant's Salary Reduction Contributions for the Plan Year of the Hardship Distribution).

          With respect to periods during which Salary Reduction elections are in force for Participants, the Participating Employer shall contribute to the Plan an amount equal to the Salary Reduction for each electing Participant. Salary Reduction elections shall be subject to nondiscriminatory rules and procedures approved by the Plan Administrator in its discretion from time to time. Salary Reduction elections are effective as soon as administratively feasible following receipt of the election request by the Plan Administrator or its designee, and may be prospectively revoked or suspended effective as soon of the first day of any month following receipt of such revocation or modified by the Plan Administrator or its designee (prior to January 1, 1998, suspensions could be effected at any time, and modifications of Salary Reduction elections could be made effective as of the first day of each calendar quarter). Salary Reduction Contributions are subject to the limitations of Section 5.09 hereof (with respect to Hardship Distributions) and to the limitations of Article VII hereof and may be limited, adjusted or returned in accordance with the provisions of Article VII. Salary Reduction
          Contributions shall be allocated to Participants' Salary Reduction Account Balances as provided in Section 4.03 hereof.

                    (2) Company Matching Contributions for Employees.
                        ---------------------------------------------
                         (A) For Non-Union Employees.  With respect to each Plan
                    Year, each Participating Employer shall make a uniform and non-discriminatory matching contribution in cash or, commencing July 1, 1993, in shares of Company Stock or cash (as determined by the Board of Directors or the Retirement Committee), in an amount equal to $.50 for each $1.00 of a Participant's Salary Reduction Contributions up to six percent (6%) of such Participant's total eligible Compensation (for a total matching contribution of up to 3% of eligible Compensation). Notwithstanding the preceding sentence, the Retirement Committee, on behalf of the Company or any Participating Employer, may elect prior to the beginning of any Plan Year to provide a different rate of Company Matching Contributions, or no Company Matching Contributions for any particular group of Participants for such Plan Year.

                         (B) For Collectively Bargained Employees.  With respect
                    to each Plan Year, each Participating Employer that is subject to the terms of a collective bargaining agreement shall make a Company Matching contribution on behalf of each Participant covered by such collective bargaining agreement in such amount as shall, from time to time be specified as a result of collective bargaining. Such contribution shall be in cash or, commencing on and after July 1, 1993, in shares of Company Stock, as provided by the terms of the applicable collective bargaining agreement.

                         (C) Timing of Matching  Contributions.  With respect to
                    Non-Union Employees, Company Matching Contributions shall be made on a monthly basis and, effective as of April 1, 2001, shall be made with each payroll period. Unless otherwise specified under the terms of an applicable collective bargaining agreement, Company Matching Contributions shall be made on a monthly and, effective as of April 1, 2001, shall be made with each payroll period. Company Matching Contributions shall be allocated to Participants' Company Matching Contribution Account Balances as provided in
                    Section 4.03 hereof. Unless the Board of Directors determines otherwise, Company Matching Contributions shall be subject to the vesting schedule contained in Section 5.10 hereof, and shall not be subject to Code Section 401(k) restrictions. Company Matching Contributions are subject to the limitations of Article VII hereof and may be limited, adjusted, recharacterized or returned in accordance with the provisions of Article VII.

                    (3) Additional Discretionary Company Contributions.
                        ----------------------------------------------
               With respect to any Plan Year, a Participating Employer may elect to make an additional discretionary contribution on behalf of one or more collectively bargained, or non-collectively bargained groups of employees. Such contributions may be made without regard to whether or not the Participating Employer has net profits.

     The sum of the  contributions  made pursuant to subparagraphs  (1), (2) and
     (3) hereof generally shall not exceed the amount deductible for federal income tax purposes, currently fifteen percent (15%) of the total Compensation of Participants for the fiscal year of the Company with respect to which such contributions are made.

          (b) Payment of Contributions. Participating Employers shall pay the contributions under Section 3.02(a) above to the Trustee by no later than the due date (including extensions) of the Employer's federal tax return for the fiscal year of the Employer coinciding with the Plan Year, or within which the Plan Year ended. Salary Reduction Contributions for Participants shall be paid to the Trustee as soon as they can be reasonably segregated, but in no event later than the fifteenth (15th) business day following the end of the month in which the reduced amounts would have been paid to Participants if no Salary Reduction election had been in force.

     3.03 Reversion of Contributions to the Company. No contributions shall revert to the Company, except that:

          (a) in the case of a contribution or portion thereof which is made by the Participating Employer by mistake of fact, the amount contributed by mistake may be returned to the Participating Employer making the contribution upon its request within one year after the payment thereof;

          (b) the Company's contributions under Section 3.02 hereof hereby are conditioned on qualification of this Plan under Section 401 of the Code, and if the Plan does not initially qualify, such contributions shall be returned to the Participating Employer making the contribution upon its request within one year after the date of denial of qualification of the Plan;

          (c) Company's contributions under Section 3.02 hereof hereby are conditioned on their deductibility under Section 404 of the Code and, to the extent not so deductible, such contributions shall be returned to the Participating Employer making the contribution upon its request within one year after the disallowance of the deduction; and

          (d) in the event the Plan terminates at a time where there are unallocated funds in a suspense account provided for in the Plan in order to comply with the limitations under Section 415 of the Code, any and all such funds shall be returned to the Company upon its request.

Notwithstanding the foregoing, no refund shall be made from the Fund of any property or funds otherwise subject to refund hereunder which have been distributed to Participants or Beneficiaries. In the case that such distributions become refundable, the Company shall have a claim directly against the distributees to the extent of the refund to which it is entitled. No interest shall be paid to the Company with respect to any refundable contribution. In determining the amount to be refunded pursuant to Section 3.03(a) or (c), above, the refund shall be reduced by any net loss attributable to the contribution to be refunded, but shall not be increased by any net gain so attributable.

     3.04  Participant  Contributions.  No  Participant  contributions  shall be required under the Plan; and no voluntary after-tax contributions shall be permitted under the Plan. Notwithstanding the foregoing, to the extent that voluntary after-tax contribution account balances have been transferred to this Plan, whether as a result of a plan merger (e.g., the merger of the LGS Savings and Investment Plan, or the GASCO Bargaining 401(k) Plan, into this Plan) or a trust-to-trust transfer from another qualified defined contribution plan (including, without limitation, those maintained by Alltel and GTE), the Plan shall maintain a Voluntary After-Tax Contribution Account Balance on behalf of those Participants credited with such balances as of the merger or transfer in question, but no such Participant may make any additional voluntary after-tax contributions.

     3.05 Forfeitures. There shall be no forfeitures of any Participant's Salary Reduction Account Balance, Rollover Account Balance, Transferred Account Balance that was fully vested, TRASOP Account Balance, LGS Account Balance or Voluntary After-Tax Contribution Account Balance (if any) under the Plan. All amounts in those sub-Accounts shall at all times be fully vested and non-forfeitable. A Participant's Company Matching Contribution Account Balance and, if elected by the Board of Directors, any additional Discretionary Company Contributions shall be subject to the Vesting Schedule in Article V. The unvested portion of a Participant's Account shall be forfeited upon the earlier of (a) the distribution of the vested portion of the Participant's Account or (b) the last day of the Plan Year in which the Participant incurs five (5) consecutive Breaks in Service. Forfeited amounts shall be applied to reduce future contributions of the Company and other Participating Employers. In the event that a former Participant is re-employed by the Company or another Participating Employer prior to incurring a five-year Break in Service, the amount which was forfeited shall be restored to his credit either out of forfeitures arising during his year of reemployment or from additional Company Contributions. Amounts from misclassification or mistake of fact which are not otherwise returnable to the Company also shall be applied to reduce Company Matching Contributions.

     3.06 Investment of Contributions

     (a) Generally. All contributions under the Plan shall be added to the Fund held by the Trustee under the Trust Agreement, to be managed, invested, reinvested and distributed in accordance with the Plan, the Trust Agreement and any agreement with an insurance company or other financial institution constituting a part of the Plan and Fund. The management and control of the assets of the Plan shall be vested in the Trustee designated by the Company, provided that the Company may appoint one or more Investment Managers to manage, acquire or dispose of any assets of the Plan.

     (b) Participant Directed Investments. The Plan Administrator is authorized and directed to maintain a program, to be administered in a uniform and non-discriminatory manner, whereby a Participant, an Alternate Payee or, in the event of a Participant's death, a Beneficiary may direct the investment of the Participant's Account to the extent that such Account is attributable to amounts other than those required to be invested in Company Stock. By virtue of such Participant directed investments, the Plan is intended to constitute a plan described in Section 404(c) of ERISA and the final regulations issued thereunder. As such, the fiduciaries of the Plan may be relieved of liability for any losses that are the direct and necessary result of investment instructions given by the Participant (or Beneficiary). However, the Participant or Beneficiary shall not be deemed to be a plan fiduciary by reason of the exercise of control over the investment of his Account. In the case of contributions (other than Matching Contributions invested in Company Stock or TRASOP or LGS Account Balances) for which no Participant investment direction has been received, the Committee has authorized the Trustee to invest such amounts in a stable income fund in order to preserve principal. Participant investment directions shall be subject to such rules and regulations as to the timing and frequency of investment changes, limitations, allocations of expenses, transaction and brokerage fees, and other aspect of Plan administration as the Committee may from time to time establish in writing. The Company may change the types of investments offered from time to time, and may add or delete any particular investment option by resolution of the Board of Directors or the Committee if so authorized by the Board. All expenses directly or indirectly caused or incurred as a result of individual investment direction shall be paid from and constitute a charge against the respective account of a Participant requesting such individual investment direction.

     (c) Company Stock Fund. The Trustee shall maintain a Company Stock Fund in which all Company Matching Contributions made since July 1, 1993 shall be invested unless otherwise directed from time to time by the Retirement Committee. All dividends, distributions, gain or income attributable to such Company Stock shall be reinvested in the Company Stock Fund. Stock for the Company Stock Fund shall be purchased by the Trustee regularly on the open market, unless otherwise directed by the Retirement Committee. If so directed by the Retirement Committee, the Trustee shall acquire treasury stock, newly issued shares of Company stock previously authorized but unissued, or stock from private purchase.

     Upon attaining age 55, a Participant may elect to transfer amounts from his Company Matching Contribution Account to any of the other investment categories then available and/or direct that any future Company Matching Contributions be made to any of the other investment categories then available.

     (d) Investment and Diversification of TRASOP Account. The TRASOP Account of each Participant shall be invested in Company Stock. However, within ninety (90) days after the close of the first calendar year in which a Participant has both reached age 55 and completed at least 10 years of participation in the TRASOP, and within ninety (90) days of the close of each of the five (5) succeeding calendar years ("the Qualified Election Period"), the Participant may elect to redirect the investment of 25% (50% in the case of the last calendar year in the Qualified Election Period) of that portion of his TRASOP Account determined as of the end of the prior calendar year, which is attributable to Company Stock allocated to his TRASOP Account after 1986, reduced by the amount of the TRASOP Account previously diversified. As of _________________, this diversification obligation was satisfied with respect to all TRASOP Stock allocated after 1986.

     (e)  Investment  and  Diversification  of LGS  Account.  Participants  with account balances derived from the LGS Employees' Savings and Investment Plan which are invested in Company Stock may not specify different investment options for the balances in their LGS Accounts until the Participant attains age 55, on and after which date the Participant may elect to transfer amounts from their LGS Accounts to any of the other permitted Participant directed investments under the Plan, in accordance with uniform and nondiscriminatory rules established by the Plan Administrator.

     (f) Investment in Life Insurance. Prior to January 1, 1992, Participants were permitted to elect to invest a portion of his Salary Reduction Contribution in certain life insurance investments made available under the Plan. On and after January 1, 1992, any Participant who had not elected to invest in life insurance was no longer permitted to choose that investment; however, Participants who already had made such an investment election were permitted to continue to service the policies in the Plan.

          (i) Limitations on Insurance Investment. Any Participant electing to invest in life insurance prior to January 1, 1992 may elect to invest a portion of his Salary Reduction Contribution Account in individual or group insurance policies covering the Participant, his spouse or his children, and in individual group annuity contracts issued by one or more insurance companies. Such investment shall be deemed a separate investment of the Participant's Salary Reduction Contribution Account and premiums on such polices shall be charged to such Account. No more than
               49.99%  of  the  aggregate  amount  of  a  Participant's   Salary
               Reduction Contributions may be invested in universal life insurance contracts on the life of the Participant or his spouse or children. No more than 24.99% of the aggregate amount of a Participant's Salary Reduction Contributions may be invested in term life insurance contracts on the life of the Participant, his spouse or children. If both universal and term life insurance contracts are purchased, the sum of the annual term life insurance premium, plus one-half of the universal life insurance premium may not exceed 24.99% of the Participant's Salary Reduction Contributions for the Plan Year in question.

          (ii) Treatment of Policy Dividends. Any dividends that become payable on any contracts shall be used to provide additional benefits for the Participant.

          (iii)Borrowing. A Participant may not borrow amounts from insurers issuing such policies or use such policies as security for a loan; however, the trustee, with the consent of the Plan Administrator may borrow against the policies to fund loans under
               Section 5.12 hereof.

          (iv) Distribution. Upon distribution of a Participant's Salary Reduction Contribution Account Balance, the Participant may elect
               (a) to direct the Trustee to convert into cash the entire value of any individual policies or contracts purchased, and to credit such amount to the Participant's Salary Reduction Contribution Account or, alternatively, (b) to receive a distribution of the policies or contracts intact.

          (v) Beneficiary of Policy on Participant. The Trustee shall be the named beneficiary of any insurance policy on the Participant's life held under the Plan. In the event of the death of the Participant prior to the distribution or cashing out of the policy, the proceeds from such policy shall be added to the Participant's vested Account Balance and distributed to the Participant's Beneficiary as determined in accordance with
               Section 6.04.

          (vi) Beneficiary of Policy on Spouse or Child. To the extent that a Participant's Salary Reduction Contribution Account is invested in a life insurance policy on the life of the Member's Spouse or children, the beneficiary under such a Policy shall be the Participant.

     3.07 Expenses of Plan Amendment and Administration. The expenses of amending, restating and administering the Plan and Fund shall be paid by the Fund, to the extent not paid directly or reimbursed by the Company. The Company may advance funds to the Plan for the payment of Plan ordinary operating and administrative expenses, and shall be entitled to be reimbursed therefor from the Plan without interest. Administrative expenses include fees and expenses of the Fiduciaries of the Plan for the performance of their duties under the Plan, reasonable fees and expenses of any legal counsel, accountant, actuary or agent for authorized services rendered in respect of the Plan and all other proper charges and disbursements in respect of the Plan (including settlements of claims or legal actions approved by legal counsel to the Plan). The members of the Retirement Committee, Review Committee and any other Committee permitted under this Plan may receive reasonable compensation for their services, and shall be reimbursed by the Company for all necessary expenses incurred in the discharge of their duties; expressly provided, however, that no member of any such Committee who is receiving compensation as an employee of the Company may receive compensation for his or her services as a member of a fiduciary Committee. All expenses directly or indirectly caused or incurred as a result of individual investment direction shall be paid from and constitute a charge against the respective account of a Participant requesting such individual investment direction.

     3.08 Fund is Sole Source of Benefits. The Fund shall be the sole source of benefits under the Plan. No Participating Employer nor any other Fiduciary of the Plan guarantees the Fund in any manner against investment loss or depreciation in asset value or assumes any liability or responsibility for payment out of its or his own assets of any benefits promised under the Plan. Each Participant, Beneficiary or other person who shall claim the right to any payment under or in respect of the Plan shall bear all risk in connection with any decrease in the value of the assets of the Fund or in their Account Balance. Any Participant, Beneficiary or other person claiming any benefit under or in respect of the Plan shall be entitled to look only to the Fund for such payment and, unless otherwise required by applicable law, shall not have any right, claim or demand therefor against any Participating Employer or any other Fiduciary of the Plan.

     3.09 Rollover Contributions. The Plan may receive, on behalf of a Participant, Rollover Contributions representing all or part of the entire amount of any distribution from a qualified retirement plan meeting the requirements of Internal Revenue Code Section 401(a); provided that:

          (a)  no  part  of  any   distribution   that   consists  of  after-tax
     contributions or, on or after January 1, 1999, a Hardship Distribution, may be rolled over to this Plan;

          (b) no distribution that is made to comply with the minimum required distribution rules of Code Section 401(a)(9) may be rolled to this Plan; and

          (c) no  distribution  that is one of a series of  substantially  equal periodic payments made over the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his designated Beneficiary, or for a specified period of ten years or more may be rolled over to this Plan.

Any such rollover may be made (i) through a direct rollover from a qualified plan to this Plan, or (ii) through a distribution and rollover deposited in this Plan no later than the sixtieth (60th) day after the distribution was received by the Participant from the distributing qualified plan or from a conduit individual retirement account.

     With respect to a determination that the distributing plan meets the requirements of Code 401(a), evidence that the distributing plan has received a favorable determination letter from the Internal Revenue Service shall not be necessary for the Plan Administrator to reach the conclusion, in good faith, that such Rollover Contributions appear to be valid.

     Rollover Contributions may only include amounts attributable to employer contributions and earnings thereon, earnings on employee contributions, and employee contributions which were eligible for a tax deduction under Internal Revenue Code Section 219 and earnings thereon. Rollover Contributions may be invested in any manner authorized under the provisions of this Plan. That portion of a Participant's Account Balance attributable to Rollover Contributions shall be distributed at the same time and manner as the remainder of his Account Balance and shall not be available for in-service withdrawals.

     3.10 Plan to Plan Transfers. The Plan may directly receive all or part of the entire amount credited to a Participant from a pension or profit sharing plan meeting the requirements of Internal Revenue Code Section 401(a), pursuant to the terms of an elective transfer as provided in Section 1.411(d)-3 of the Treasury Regulations, as those regulations may be amended from time to time. Likewise, the Company may receive direct transfers representing a Participant's interest in a qualified retirement plan. In its sole discretion, the Plan Administrator may refuse to permit transfers from any plan subject to Sections 401(a)(11) or 417 of the Code. Transfers may be invested in any manner authorized under the provisions of this Plan or may be segregated and invested separately according to the provisions of the transferor plan.

     3.11 Suspension of Salary Reduction Agreements. The following provisions shall apply with respect to suspension of Salary Reduction Agreements.

          (a) Elective Suspension. An Active Participant may elect to suspend his Salary Reduction Agreement effective as soon as administratively feasible following receipt by the Administrator of the notice of suspension.

          (b) Suspension for Military Leave. A Participant who is absent from employment on account of an authorized leave of absence or military leave shall have his Salary Reduction Agreement suspended during such leave. Such suspension of Contributions shall be effective on the date payment of Compensation by the Company to him ceases, and shall remain in effect until payment of Compensation is resumed. At the expiration of the suspension period described in (a) and (b) above, the Participant's Salary Reduction Agreement shall automatically become effective again and such applicable contributions shall be resumed on behalf of the Participant, subject to applicable requirements for making up elective deferrals in accordance with the requirements of Section 414(u) of the Code and regulations issued thereunder.

                                   ARTICLE IV
                        ALLOCATIONS AND ACCOUNT BALANCES
                        --------------------------------

     4.01 Books and Records to Show Account Balances. The Plan Administrator (or its designee) shall maintain, or cause to be maintained, books and records in such a manner as to allow determination of a Participant's Company Matching
Contribution Account Balance, Salary Reduction Account Balance and, if applicable his Rollover Account Balance, TRASOP Account Balance, Additional Discretionary Company Contribution Account Balance and LGS Account Balance.


     4.02 Separate Accounts Maintained. In connection with the administration of the Plan, separate accounts shall be maintained to record the following:

          (a)  the  Company  Matching   Contribution  Account  Balance  of  each
          Participant;

          (b) the Salary Reduction Account Balance of each Participant;

          (c) if  applicable,  his  Rollover  Account  Balance,  TRASOP  Account
          Balance and LGS Account Balance, Transferred Account Balance, or Voluntary After-Tax Contribution Account Balance;

          (d) if applicable, his Additional Discretionary Company Contribution Account Balance; and

          (e) such other or different account balances or amounts as the Plan Administrator may determine to be appropriate from time to time.

Except as may be required in Section 3.09 or Section 3.10, above, the establishment and use of such accounts shall not require a segregation of fund assets, all of which may be administered as a single trust, nor vest in any Participant any right, title or interest in any specific assets of the fund.

     4.03 Allocation of Contributions. Subject to such different allocation as may be required by the Top-Heavy provisions of Article VIII hereof and to the limitations of Article VII hereof, Company contributions under Section 3.02 hereof and forfeitures reallocated in the same manner as Company contributions in accordance with Section 3.05 hereof shall be allocated as provided in this Section. Allocations (or the rate of allocations) of contributions (and forfeitures) shall not be discontinued or decreased because of a Participant's attainment of any age.

               (a) Allocation of Salary Reduction Contributions. Salary Reduction Contributions with respect to a Plan Year attributable to a Participant's Salary Reduction election shall be allocated to the Participant's Salary Reduction Contribution Account Balance no later than the 15th business day following the end of the month in which the contribution with respect to his Salary Reduction is made.

               (b) Allocation of Company Matching Contributions. Company Matching Contributions, if any, made by the Company with respect to a Plan Year, shall be allocated to the Company Matching Contribution Account Balances of those Participants who receive Salary Reduction contributions. In making the allocation, however, a Participant's Salary Reduction contributions in excess of six percent (6%) of such Participant's eligible Compensation (or such other percentage as may be specified pursuant to the terms of a collective bargaining agreement) shall not be taken into account.

               (c) Allocation of Additional Discretionary Company Contributions. Any Additional Company Contributions, made in accordance with Section 3.02(a)(3) shall be allocated to eligible Participants, either in proportion to compensation, or as otherwise provided by the Company in accordance with applicable Internal Revenue Code limitations.

     4.04 Valuation and Allocation of the Fund. With respect to Participant directed investment accounts, the Plan Administrator shall revalue each sub-account separately, such sub-accounts consisting of Salary Reduction Contributions, Company Matching Contributions, Company Discretionary Profit Sharing Contributions and any other sub-accounts established. All income earned, expenses incurred and profits and losses realized and unrealized with respect to each Participant directed investment during the period since the last valuation shall be determined in accordance with acceptable accounting methods reasonably and consistently applied and shall be added to, or deducted from, the Account of each Participant, based on the amount in each Participant directed investment as of the preceding valuation date. So long as mutual funds are offered for investment of Participants' Account Balances, such Account Balances shall be credited daily with the income paid by the particular investment vehicle in which such Account, or portion thereof, is invested. The unrealized appreciation or depreciation of the particular investment shall be reflected in the daily closing balance of each such Account. The Plan Administrator shall provide each Participant with a statement as soon as administratively feasible following the end of each calendar quarter showing the value of each Participant's Account Balance (including sub-accounts) as of the close of the last business day of the calendar quarter just ended. Life insurance policies held under the Plan shall be treated as segregated assets the value of such shall be added to the Account Balances of the Participants whose benefits are to be paid in whole or part through such contracts or policies.

     4.05 Account Balance Subject to Change Until Distributed. A Participant's Account Balance shall remain subject to revaluation and other change in accordance with the provisions of the Plan until actually distributed from the Fund to the Participant or his Beneficiaries.

                                    ARTICLE V
                              BENEFITS AND VESTING
                              --------------------

     5.01 Benefits Are Based on Account Balances. The Plan is a defined contribution profit sharing 401(k) plan under which a Participant's benefits consist solely of distributions of such Participant's Account Balances. No particular level of benefits is guaranteed or assured under the Plan. Any benefits provided under this Plan which are protected benefits under Section
411(d)(6) of the Code and regulations thereunder shall be available to Participants (and their Beneficiaries) without regard to Employer consent or discretion.

     5.02 Vesting In Salary Reduction Account Balances; Vesting In TRASOP; LGS; Voluntary After-Tax and Rollover Account Balances. A Participant shall at all times be fully vested in such Participant's Salary Reduction Account Balance under the Plan. Salary Reduction Account Balances shall be distributed upon the terms and conditions and in the manner provided for in this Plan, except that no distribution of any portion of such Account Balances shall be made in violation of the restrictions of Section 6.01 hereof. A Participant shall at all times be fully vested in TRASOP, LGS, Voluntary After-Tax and Rollover Account Balances, if any, under the Plan, and such balances shall be distributed upon the terms and conditions and in the manner provided for in this Plan.

     5.03 Normal Retirement Benefits. Upon retirement on or after reaching his Normal Retirement Date, a Participant's Account Balances shall be fully vested and shall be distributed as provided in Section 6.03. Unless otherwise determined under Section 6.02 hereof, normal retirement payments will commence on or as soon after the Participant's Normal Retirement Date as administratively feasible.

     5.04 Benefits Before Termination of Employment. Except as otherwise provided in this Section or in other Sections of this Article V, no benefits under the Plan shall be distributed to a Participant who remains employed by the Company. Distributions under this Section shall be subject to uniform and nondiscriminatory rules and procedures (which, among other things, may limit the number of withdrawals per year, set maximum or minimum withdrawal amounts, and specify required information to be provided) approved by the Plan Administrator in its discretion from time to time.

          (a) Age 59 1/2 Distribution. If the Participant is Age 59-1/2 or older his entire Account Balance may be distributed.

          (b) Hardship Distributions. If the distribution qualifies as a Hardship Distribution (as defined in the Glossary), then contributions made as a result of a Salary Reduction Agreement by the Participant, but not earnings credited thereon after December 31, 1988, may be distributed (provided that, prior to January 1, 1998 the Participant shall have completed at least one (1) year of Plan participation. Withdrawals made in accordance with this section may not be repaid. Before obtaining a Hardship Distribution, a Participant, if eligible, shall be required to request a loan pursuant to Section 5.12.

          If a Participant receives a Hardship Distribution, Salary Reduction Contributions shall be suspended for the twelve (12) month period following the date of the Hardship Distribution. When salary contributions resume, the Salary Reduction Agreement may not provide for Salary Reduction Contributions for the taxable year in which the Salary Reductions commence in excess of the applicable dollar limit specified in Code Section 402(g) reduced by the amount of such Participant's Salary Reduction Contribution for the taxable year in which the Hardship Distribution is made.

          (c) Voluntary After-Tax Contribution Account Balance Distributions. If the Participant has a Voluntary After-Tax Contribution Account Balance, he may request a distribution of some portion or all of thereof (not to exceed the aggregate amount of his voluntary contributions made prior to the date of withdrawal plus earnings thereon reduced by the amount of any prior withdrawals or distributions from his Voluntary Contribution Account Balance.) Notwithstanding the foregoing, that portion of a Participant's TRASOP Account attributable to after-tax Participant contributions shall not be available for withdrawal prior to the Participant reaching 59 1/2, terminating service, or satisfying the provisions of (d) below. A Participant may withdraw all or any part of the fair market value of his or her traceable pre-1987 Voluntary Contributions without withdrawing the earnings attributable thereto. Post-1986 Voluntary Contributions may be withdrawn only with a portion of the earnings thereon, determined by using the following formula: DA [1 - (V divided by V + E)], where DA is the distribution amount, V is the amount of Voluntary Contributions, and V + E is the amount of Voluntary Contributions plus the earnings attributable thereto.

          (d) TRASOP In-Service Distributions. Any Participant who is actively employed and who has a TRASOP Account Balance may request a withdrawal from such TRASOP Account, as of the last day of any Plan Year in Company Stock or cash with a value not exceeding the amount of the Participant's contributions to such TRASOP Account. Such withdrawal shall be limited as follows:

          (i) no withdrawal may be made before the 84th month following the last day of the month in which such contribution was allocated to his TRASOP Account; and

          (ii) all withdrawals must be approved by the Plan Administrator.

If a withdrawal is made pursuant to this Section 5.04(d), the Participant's TRASOP Account shall be debited by the amount of the withdrawal.

          (e) Distributions to Alternate Payee. Notwithstanding any other distribution restrictions in the Plan, a distribution may be made prior to the Participant's termination of service to an Alternate Payee pursuant to the terms of a valid qualified domestic relations order approved by the Plan Administrator and entered by a court of competent jurisdiction.

          All withdrawals will be determined based upon the Current Market Value of assets in the Participant's Account as of the Valuation Date immediately preceding the date on which the withdrawal request is processed. Unless otherwise determined under Section 6.02 hereof, payments under this Section will commence on or as soon after the distribution date requested by the Participant as administratively feasible. Distributions shall be made from and charged to the Account Balance of the Participant.

     5.05 Deferred Retirement Benefits. Any Participant employed by the Company beyond such Participant's Normal Retirement Date shall be fully vested in such Participant's Account Balances, which shall be distributed as provided in
Article VI hereof upon actual retirement or at such earlier date as may be required for payments to begin by the Participant's Required Beginning Date. Upon the request of a Participant, payments may begin on or after the Participant's Normal Retirement Date while the Participant continues as an Employee. A Participant continuing as an Employee after such Participant's Normal Retirement Date shall be able to continue to make Salary Reductions and shall continue to be entitled to receive Contributions in accordance with
Section 3.02 while such Participant is still an Employee and Participant.

     5.06 Disability Benefits. Upon becoming Permanently Disabled (whether or not a Participant has terminated service or retired), a Participant's Account Balances shall be fully vested and shall be distributed as provided in Article VI hereof. Unless otherwise determined under Section 6.02 hereof, disability retirement payments will commence as soon as administratively feasible after the Participant (or his legal representative) has been determined to be Permanently Disabled.

     5.07 Death Benefits.

     (a) Death While Employed by Company. Upon death while employed by the Company or a Related Employer, a Participant's Account Balance shall be fully vested and shall be distributed in full to the Beneficiary designated as provided in Article VI hereof, upon the request of the Beneficiary based upon the value of such Account Balance on the date that the distribution is processed. Unless otherwise determined under Section 6.02 hereof, the Participant's Account Balance will be paid as soon after the Participant's death as administratively feasible.

     (b) Death After Employment Has Ended. Upon death after employment with the Company or Related Employers has ended, that portion, if any of a Participant's undistributed, vested Account Balance shall be distributed to the Beneficiary designated as provided in Article VI hereof. Unless otherwise determined under
Section 6.02 hereof, any undistributed vested Account Balance credited to the Participant will be paid as soon after the Participant's death as administratively feasible.

     5.08 Benefits Following Termination of Employment.

     (a) Vesting. Each Participant continuing employment with the Company or Related Employers to his Normal Retirement Age or beyond shall be fully vested in his Company Matching Contribution Account Balance and any Discretionary Company Contribution Account Balance. If a Participant ceases to be employed by the Company or Related Employers prior to reaching his Normal Retirement Age for reasons other than death or Permanent Disability, the Participant's Company Matching Contribution Account Balance and, if applicable, his Discretionary Company Contribution Account Balance shall be vested as of the date of such Participant's termination of employment according to the following schedule:

            Years of Vesting Service              Vested Percentage
            ------------------------              -----------------

                 Less than 2                               0%
                      2                                    40%
                      3                                    60%
                      4                                    80%
                  5 or more                               100%

The vested portion of the Participant's Account, as determined above, shall be distributed, together with the Participant's Salary Reduction Account Balance, and if applicable, his TRASOP Account Balance, LGS Account Balance, Rollover Account Balance and any Transferred Account Balance, in accordance with the provisions of (b) below.

     The unvested portion of a Participant's Account shall be forfeited upon the earlier of (a) the distribution of the vested portion of the Participant's Account or (b) the last day of the Plan Year in which the Participant incurs five (5) consecutive Breaks in Service. If a Participant has received a distribution of the vested portion of the Account Balances (i.e. a "Cash Out") following a Break in Service as a result of ceasing to be an Employee, and was less than 100% vested in his Account Balance at such time, then the Participant shall have the right to repay to the Plan the amount of the Cash Out distribution. Such repayment must be made prior to the earlier of (i) five (5) years from the individual rehire date, or (ii) the completion of five (5) consecutive One Year Periods of Severance following the date of Cash Out distribution. If the Participant makes such repayment within the time specified, then any non-vested portion of the Account Balance that was forfeited will be restored either out of forfeitures in such Plan Year or, if forfeitures are insufficient, by additional Company Contributions.

     (b) Payment. Subject to the provisions of Section 6.02 hereof, payment of deferred vested benefits will commence as follows:

          (1) if upon termination of service the present value of the Participant's vested Account Balance derived from Company and Employee contributions does not exceed Five Thousand Dollars ($5,000) ($3,500 prior to January 1, 1998) at the time of distribution or at any Valuation Date prior thereto the Account Balance shall be paid in a single sum as soon as administratively feasible following the Participant's termination of service, based upon the valuation as of the date on which the distribution is processed. The nonvested portion will be treated as a forfeiture. For purposes of this section and this Plan if the value of a Participant's vested Account Balance is zero, the Participant shall be deemed to have received a distribution of such Account Balance. Notwithstanding the foregoing and in accordance with final and temporary Treasury Regulations relating to the increase in cash-out limit under Sections 411(a)(7), 411(a)(11) and 417(e)(1) of the Code, if the Account Balance of any Participant, who terminated employment on or before January 1, 1998 and who is otherwise eligible for a distribution under the Plan, does not exceed Five Thousand Dollars ($5,000), the Plan Administrator may, at any time after January 1, 1998, distribute such Account Balance in a single lump sum payment, even if such Account Balance could only have been distributed with the consent of the Participant at the Participant's termination of employment, because, at the time of termination, the Participant's Account Balance was greater than Three Thousand Five Hundred Dollars ($3,500) but less than Five Thousand Dollars ($5,000).

          (2) if the present value of the Participant's vested Account Balance exceeds Five Thousand Dollars ($5,000) ($3,500 prior to January 1, 1998), the Account Balance shall be paid in accordance with Article VI hereof as soon as administratively feasible after the Participant's request for distribution, but no later than his Required Beginning Date, based upon the valuation as of the date on which the distribution is processed; provided, however, that prior to January 1, 1998, such distribution was subject to spousal consent. Any unvested portion of the Participant's Account Balance shall be forfeited as of the date of the distribution of his vested Account Balance.

          All distributions will be determined based upon the Current Market Value of assets in the Participant's Account as of the Valuation Date on which the distribution is processed.

     5.09 Changes in Vesting Provisions. The vested Account Balance of a Participant shall be nonforfeitable and shall not be reduced by any amendment to the Plan unless such amendment is required or permitted by the Code or other law. In the event that the vesting provisions of the Plan are amended or the Plan is amended in any way that directly or indirectly affects the computation of the participant's Account Balance vested percentage, or if the plan is deemed amended by the application of the Top-Heavy provisions of Article VIII hereof, a Participant with at least three (3) Years of Vesting Service as of the expiration date of the election period described below may elect to have such Participant's vested Account Balance computed under the Plan without regard to such amendment.

     5.10 Loans to Participants and Beneficiaries. The Plan Administrator is authorized in its sole discretion to establish and maintain a loan program in accordance with Section 408(b)(1) of ERISA and consistent with the provisions of this Section 5.10. Only a Participant who is a Party in Interest as defined in Section (3)(14) of ERISA as defined in the Glossary (hereinafter collectively referred to as "Eligible Borrowers") shall be eligible to participate in the loan program.

          (a) General Rules. Any Eligible Borrower with a vested interest in an Account Balance under the Plan (who, only with respect to loans prior to January 1, 1998, had completed two (2) years of Plan participation) may apply for a loan (with spousal consent only for loans in excess of $3,500 made prior to January 1, 1998.) Loan applicants may be required to pay a reasonable loan processing fee and annual administration fee, which shall be deducted from their Account Balance. Loan applications shall be approved or denied by the Plan Administrator within a reasonable period of time after receipt. Loans shall be made available to all Eligible Borrowers on a uniform and reasonably equivalent basis, without regard to an individual's race, color, religion, sex, age or national origin. In reviewing a loan application, the Plan Administrator shall consider only those factors that would be considered in a normal commercial setting by an entity in the business of making similar types of loans. Such factors may include the Eligible Borrower's creditworthiness and financial need. If approved, the Plan Administrator shall direct the Trustee to make a loan to the Eligible Borrower. Any loan made to an Eligible Borrower shall be treated as a segregated investment of a portion of the Eligible Borrower's Account Balance. Loans shall be processed and made in accordance with rules and procedures from time to time adopted by the Plan Administrator in its discretion. Such rules and procedures shall be in a written document and are hereby incorporated herein by reference.

          (b) Amount. Loans shall be made in amounts approved by the Plan Administrator in its discretion. Only one loan shall be outstanding at a time. No loan shall be less than One Thousand Dollars ($1,000). No loan to the Eligible Borrower shall exceed the lesser of:

               (1) Fifty Thousand Dollars ($50,000), reduced by the highest outstanding balance of loans from the Plan to the Eligible Borrower during the one-year period ending on the day before the date the loan is made, or

               (2) one-half (1/2) of the Eligible Borrower's vested Account Balance (but not more than his Salary Deferral Account Balance for loans prior to January 1, 1998) minus the balance of all other loans from the Plan immediately preceding the date of the loan.


          (c) Rate of Interest. All loans shall be considered a segregated investment of the Trust Fund and shall bear a reasonable rate of interest to be determined by the Plan Administrator taking into consideration the interest rates being charged by regional and local banks, the prevailing prime rate and general economic conditions. The interest rate shall not exceed the maximum rate allowed by state or federal law, provided, however, that the Plan Administrator shall have no obligation to make loans during any period in which the maximum rate allowed by state or federal law would not permit the loan to bear a reasonable rate of interest in light of the prevailing economic circumstances.

          (d) Term of Loan. All loans shall be for a maximum of five (5) years (56 months for loans made prior to January 1, 1998) or for such shorter term as the Plan Administrator may determine, provided however that on and after January 1, 1998, loans made for the acquisition of a principal residence (or to acquire a dwelling unit which within a reasonable time shall be used as the principal residence of the Eligible Borrower) may be for up to fifteen (15) years.

          (e) Security. All loans shall be secured by the pledge of the Eligible Borrower's vested Account Balance under the Plan. No more than fifty percent (50%) of an Eligible Borrower's Vested Account Balance determined as of the valuation date coincident with or immediately preceding the date of the loan may be used to secure a loan.

          (f) Repayment. All loans shall provide for substantially level amortization over the term of the loan, with payments of principal and interest made not less frequently than quarterly, provided, however, that the Eligible Borrower may prepay the loan at any time without penalty. Upon the Eligible Borrower's termination of employment, any outstanding Plan loan must be repaid within ninety (90) days to avoid default . If an Eligible Borrower withdraws a portion or all of such individual's vested Account Balance or becomes entitled to payment of benefits under the Plan, such payments or withdrawals shall first be applied toward any outstanding loan balance (including accrued interest), with the excess, if any, being paid directly to the individual. To the extent permitted by law, repayments will be suspended during an unpaid leave of absence or layoff for up to one year, although interest will continue to accrue during these periods of suspension. Upon the Eligible Borrower's return to employment, the accrued interest will be added to his outstanding loan balance, and the individual's repayment amount will be adjusted so that the loan is repaid by the end of its original term. If a leave of absence or layoff exceeds one year, the outstanding loan balance will become immediately due and payable as of the end of the one-year period. If the Eligible Borrower is on leave of absence because of qualified military leave, loan repayments will be suspended under this plan as permitted under 414(u)(4) of the Internal Revenue Code.

If an Eligible Borrower withdraws a portion or all of such individual's vested Account or becomes entitled to payment of benefits, such payments or withdrawals shall first be applied toward any outstanding loan balance, with the excess being paid directly to the individual.

          (g) Outstanding Loan Balance at Termination of Employment. Upon the termination of employment of an Eligible Borrower with an outstanding loan, the outstanding balance (including accrued interest) of any loan shall become due and must be paid within ninety (90) days following termination to avoid default. If such outstanding loan balance is not repaid within that time limit, such amount shall be deducted from the Participant's remaining Account Balance. Thus, any distribution from the Plan following the Participant's termination of employment shall be reduced by any outstanding loan balance (including accrued interest) remaining unpaid at the end of the ninety (90) day period. The amount of the defaulted loan shall be taxable as a distribution, and shall be subject to the premature distribution penalty tax contained in Section 72(t) of the Code.

          (h) Loan Defaults While Employed. If a Participant fails to make an installment payment on an outstanding loan when due and the failure continues for sixty (60) days, the Administrator will provide the Participant written notice of his or her right to cure the failure by making the missed payment(s) or repaying the loan in full. If the failure to make an installment payment is not cured within ninety (90) days after the payment first became due, the loan will be in default. The amount of principal and interest on the loan remaining unpaid as of the date the loan defaults will be considered to be a "deemed distribution" and will be taxable to the Participant. However the loan will still be required to be repaid and interest will continue to accrue interest. To the extent that the loan has not be repaid by the Participant, the Plan is authorized to offset the entire outstanding amount of the loan (including accrued interest) against the Participant's Account Balance at the time the Participant becomes eligible for a distribution from the Plan.

                                   ARTICLE VI
                              PAYMENT OF BENEFITS
                              -------------------

     6.01 General Rules for Payment. Benefits under the Plan shall commence as provided in Section 6.02 hereof and shall be paid in a form permitted under
Section 6.03 hereof. Notwithstanding any provision of the Plan to the contrary, all distributions from this Plan shall be made in accordance with Section 401(a)(9) of the Code and regulations issued thereunder, including the minimum distribution incidental benefit requirement of Treasury Regulation Section 1.401(a)(9)-2. Specifically, the timing and form of benefits permitted under the Plan shall not violate any of the following requirements of the Code:

          (a) Not later than the Participant's Required Beginning Date the Participant's entire benefits under the Plan either--

               (1) shall be distributed to the Participant, or

               (2) shall commence to be distributed--

                    (A) over the life of the  Participant  or over the  lives of the Participant and a designated Beneficiary, or

                    (B) over a period not extending  beyond the Life  Expectancy of the Participant or the Life Expectancy of the Participant and a designated Beneficiary.

The amount required to be distributed for each calendar year beginning with distributions for the first Distribution Calendar Year must at least equal the quotient obtained by dividing the Participant's benefit by the lessor of (l) the Applicable Life Expectancy or (2) if the Participant's spouse is not the designated beneficiary, the applicable divisor determined from the table set forth in Q & A-4 of Section 1.401(a)(9)-2 of the Income Tax Regulations. Distributions after the death of the Participant shall be distributed using the Applicable Life Expectancy as the relevant divisor without regard to regulations
Section 1.401(a)(9)-2. In the case of a Participant and spouse, such Life Expectancies shall not be re-determined.

               (b) The minimum distribution required for the Participant's first Distribution Calendar Year must be made on or before the Participant's Required Beginning Date. The minimum distribution for other calendar years, including the minimum for the Distribution Calendar Year in which the Participant's Required Beginning Date occurs, must be made on or before December 31 of that Distribution Calendar Year.

               (c) If after distribution has begun in accordance with Subsection
          (a)(2), above, a Participant dies and death benefits are payable under the Plan such death benefits shall be distributed at least as rapidly as the Participant's remaining interest in the Plan would have been distributed under the method of distribution in effect as of the date of the Participant's death.

               (d) If before distribution has begun in accordance with Subsection (a)(2), above, a Participant dies and death benefits are payable under the Plan such death benefits shall be distributed as of December 31 of the calendar year which contains the fifth (5th) anniversary of the death of the Participant unless an election is made to receive distributions in accordance with (1) or (2) below:

                    (1) if any portion of the Participant's  interest is payable to a designated Beneficiary, distributions may be made over the life or over a period certain not greater than the Life Expectancy of the designated beneficiary commencing on or before December 31 of the calendar year in which the participant died;

                    (2) if the designated Beneficiary is the Participant's surviving spouse, the date distributions are required to begin in accordance with (1) above shall not be earlier than the later of
               (i) December 31 of the calendar year immediately following the calendar year in which the Participant died or (ii) December 31 of the calendar year in which the Participant would have attained age seventy and one-half (70 1/2).

     If the Participant has not made an election pursuant to this Section 6.01 by the time of his or her death, the Participant's designated Beneficiary must elect the method of distribution no later than the earlier of (1) December 31 of the calendar year in which the distributions would be required to begin under this section, or (2) December 31 of the calendar year which contains the fifth
(5th) anniversary of the date of death of the Participant. If the Participant has no designated Beneficiary, or if the designated Beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth (5th) anniversary of the Participant's death.

     If the surviving spouse dies after the Participant, but before payments to such spouse begin, the provisions of this section with the exception of Section 6.01(d)(2) therein, shall be applied as if the surviving spouse were the Participant.

     (e) For purposes of satisfying the above requirements of this Section 6.01, any amount paid to a child of the Participant shall be treated as if it had been paid to the Participant's surviving spouse if such amount will become payable to the surviving spouse upon such child reaching majority (or other designated event permitted under regulations under the Code).

     (f) For purposes of this Section 6.01, distribution of a Participant's interest is considered to begin on the Participant's Required Beginning Date or, if the last portion of Section 6.01(d) is applicable, the date distribution is required to begin to the surviving spouse pursuant to Section 6.01(d) above.

     (g) A Participant's Salary Reduction Contribution Account Balance subject to Code Section 401(k) restrictions shall not be distributed to the Participant or his Beneficiary earlier than upon--

          (1) the Participant's retirement, death, disability, or separation from service;

          (2) the sale or the disposition by the Company of substantially all its assets used in a trade or business to an unrelated entity if the Company continues to maintain this plan, but only with respect to employees who continue employment by the acquirer;

          (3) the sale or other disposition by the Company of the Company's interest in a subsidiary to an unrelated entity if the Company continues to maintain this Plan, but only with respect to employees who continue employment with such subsidiary;

          (4) termination of the Plan without establishment or maintenance of a successor plan;

          (5) Hardship, or;

          (6) the attainment of age fifty-nine and one-half (59-1/2).

Such Account Balances shall not be distributable merely by reason of the lapse of a fixed number of years or the Participant having completed a stated period of participation in the Plan. In the case of a distribution made on account of Hardship, only the Salary Reduction Contributions made by the Participant and earnings thereon prior to January 1, 1989, but not earnings credited thereon after December 31, 1988, may be distributed to the Participant.

     (h) A distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an "eligible rollover distribution" paid directly to an "eligible retirement plan" specified by the distributee in a "direct rollover". An "eligible rollover distribution" is any distribution of all or any portion of the account balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and any distribution made on or after January 1, 1999 that qualifies as a Hardship Distribution. An "eligible retirement plan" is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution, provided, however, that in the case of an eligible rollover distribution to a surviving spouse, an "eligible retirement plan" is an individual retirement account or individual retirement annuity. A "direct rollover" is a payment by the Plan to the eligible retirement plan specified by the distributee. For purposes of this Section 6.01(h), a distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is an alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are distributees with regard to the interest of such spouse or former spouse. The provisions of Section 6.01(h) shall be interpreted in accordance with the proposed regulations under Sections 401(a)(31), 402(c), 403(b)(8), 403(b)(10) and 3405(c) of the Code and
regulations thereunder, all of which are incorporated herein by reference.

     6.02 Commencement of Benefits. Payment of benefits under the Plan shall commence only after the Participant has qualified for the payment of benefits under the provisions of Article V hereof and shall be distributed in accordance with the provisions of Section 401(a)(14) of the Code. Unless and until the Plan Administrator establishes a procedure for paperless claims administration, distributions of benefits shall not commence until a written claim for benefits containing all information reasonably necessary for the payment of benefits, together with such supporting evidence as the Plan Administrator may require, has been filed with the Plan Administrator.

     6.03 Form of Payment. A Participant's benefits under the Plan, including any death or disability benefits, shall be paid as elected by the Participant to the Participant or, if deceased, the Participant's surviving spouse or other Beneficiary designated in accordance with Section 6.04 hereof, in a single lump sum, unless the Participant is covered by the provisions of 6.03(a) below. A Participant may elect to receive benefits distributed from his Company Matching Contribution Account, his TRASOP Account and LGS Account, if any, in cash or in whole shares of Company Stock, with the value of any fractional shares being paid in cash. All distributions under the Plan are subject to federal, state and local tax withholding as required by applicable law as in effect from time to time.

     (a) Additional Forms of Benefit Payments for GASCO Bargaining Participants. Participants who formerly participated in the GASO Bargaining 401(k) Plan may elect to have their vested Account Balance distributed either in a lump sum, or in monthly, quarterly or annual installments payable for a period certain not extending beyond their life expectancy determined at the time the distribution commences.

     6.04 Designation of Beneficiaries.

          (a) A Participant's spouse shall be the Participant's designated beneficiary under the Plan unless the Participant designates a different Beneficiary and, if necessary under Section 6.04(b) hereof, the Participant's spouse consents to such designation. A Participant or
     Beneficiary, by means of a signed writing filed with the Plan Administrator, and subject to the spousal consent rules of Section 6.04(b) hereof, may at any time designate a person or persons to be a Beneficiary or Beneficiaries hereunder, or revoke a prior designation, and the last unrevoked designation, if any, shall determine the designated Beneficiaries hereunder. A designation shall automatically revoke all prior designations made by the same person. A designated Beneficiary must survive the Participant (or prior Beneficiary) to be entitled to any benefits under the Plan. If there is no effective designation of a Beneficiary upon a Participant's or Beneficiary's death, or if a Beneficiary becomes entitled to benefits hereunder and then dies without benefits payments having commenced to said Beneficiary and without there being any provision made for a successor Beneficiary, then benefits for which there is no designated Beneficiary shall be paid to the Participant's spouse, if then living, otherwise equally per stirpes to the Participant's then surviving issue, or if none, to the Participant's estate. If benefit payments have commenced to a Beneficiary who dies without there being any provision made for successor beneficiaries, then benefits for which there is no designated Beneficiary shall be paid to the estate of the last Beneficiary who had been receiving the payments. Beneficiary designations by a Participant's Beneficiary shall only take effect if there are no living Beneficiaries designated by the Participant to receive the benefits in question.

          (b) Any designation by a Participant of a Beneficiary other than the Participant's spouse shall not be effective unless--

               (1) the spouse of the Participant consents in writing to such designation and the spouse's consent acknowledges the effect of such designation and is witnessed by a Plan representative or a notary public, or

               (2) it is established to the satisfaction of a Plan Administrator (or its designee) that the consent required under (1), above, may not be obtained because there is no spouse, because the spouse cannot be located or because of such other circumstances as may be provided in regulations issued pursuant to the Code.

Any consent by a spouse or determination that such a consent may not be obtained shall be effective only with respect to such spouse.

     6.05 Payments to Minors or Incompetents. Upon proof satisfactory to the Plan Administrator that any person entitled to receive a distribution under the provisions of the Plan has become incapable or incompetent to receive and receipt therefor, the Plan Administrator in its sole discretion may direct the Trustee to make payment of such distribution to the duly appointed and qualified guardian or conservator of the estate of such person, or if there shall be no such duly appointed and qualified guardian or conservator, to any person or persons appearing to the Plan Administrator to have assumed and to be reasonably responsible for the financial affairs of such person.

     6.06 Suspension of Benefits Upon Reemployment. Notwithstanding any other provisions of this Article VI if a Participant receiving or to receive benefits under the Plan returns to active service as an Employee of the Company prior to such Participant's Normal Retirement Date, payment of benefits under the Plan shall be suspended until the Participant subsequently terminates active service or reaches such Participant's Normal Retirement Date, whichever first occurs, provided, however, that (1) benefits to be paid in accordance with Section 5.08 hereof shall not be suspended, and (2) if the Participant continues active service beyond the Normal Retirement Date, the provisions of Section 5.05 hereof shall apply. The suspension of benefits under this Section 6.06 shall not affect a Participant's entitlement to or the timing of normal retirement benefits under the Plan.

     6.07 Discharge of Obligation; Receipt and Release. All distributions from the Fund pursuant to the provisions of the Plan shall be made by the Trustee in accordance with the Plan Administrator's written directions. All payments and distributions made hereunder shall to that extent constitute complete discharge of all obligations of the Company, the Plan Administrator and the Trustee, any of whom may require the distributee, as a condition precedent to any such payment or distribution, to execute a receipt and release therefor in a form satisfactory to the Fiduciaries of the Plan.

     6.08 Nonalienation of Benefits.

          (a) The Plan is intended by the Company to provide a system of deferred compensation for the support of Participants, Beneficiaries and their families related to the loss of earning power upon the happening of certain events. Except as expressly provided in Section 3.03 hereof or in this Section 6.08 or as otherwise permitted under ERISA and the Code, no benefit or interest available under the Plan will be subject to assignment or alienation, either voluntarily or involuntarily.

          (b) A Participant's benefits under the Plan shall be paid in accordance with the applicable requirements of any "qualified domestic relations order" (as defined in ERISA and the Code) which applies to the Participant's benefits under the Plan.

          (c) A  Participant's  benefits may be reduced,  as provided under Code
     Section 401(a)(13)(C), as a result of an order or requirement to pay under--

               (i) a judgment of conviction for a crime against the Plan;

               (ii) a civil judgment in connection with a violation (or alleged violation) of Part 4 of Subtitle B of Title I of ERISA; or

               (iii) pursuant to a settlement agreement between the Participant and the Secretary of Labor or the Pension Benefit Guaranty Corporation in connection with a violation (or alleged violation) of Part 4 of such Subtitle by a fiduciary or any other person.

          (d) In the event a Participant's benefits are attached by order of any court other than in a "qualified domestic relations order" (as defined in ERISA and the Code), the Plan Administrator may bring an action for a declaratory judgment in a court of competent jurisdiction to determine the proper recipient of the benefits to be paid by the Plan. During the pendency of said action, any benefits that become payable may be paid into the court as they become payable, to be distributed by the court to the recipient it deems proper at the close of said action.

     6.09 Benefit Claims Procedures. Unless and until the Plan Administrator establishes a procedure for paperless claims administration, claims for benefits must be in writing, signed by the Participant, Beneficiary or the personal representative of either the Participant or Beneficiary, as the case may be, and shall be presented to the Plan Administrator. If a claim for benefits is denied in whole or in part by the Plan Administrator, the claimant shall be given written notice thereof within ten (10) days following such denial. Such written notice shall set forth:

          (a) the reasons for denial of the claim;

          (b) a reference to the particular provisions of the Plan on which denial of the claim is based;

          (c) a statement as to any additional facts or information necessary to perfect the claim and an explanation as to why the same is required; and

          (d) a reference to the procedures hereinafter set forth for review of the denial of the claim.

          A claim which is duly submitted shall be deemed to have been denied if it has not been granted in full with ninety (90) days after such submission. Every person whose claim for benefits under the Plan is denied in whole or in part by the Plan Administrator shall have the right to request a review of such denial. Such review shall be granted upon written request therefor filed by the claimant with the Plan Administrator within sixty (60) days following receipt of written notice of the denial. Such review shall be conducted by a Review Committee of three persons to be designated by the Board of Directors of the Company. At any hearing by the Review Committee, the claimant, in person or by a duly authorized representative, shall have reasonable notice and an opportunity to be present and be heard, may submit and review pertinent documents, and may submit a written statement. The Review Committee shall decide the matter with reasonable promptness and in any event within one hundred and twenty
     (120) days following receipt of a request for review. Its decision shall be in writing, shall set forth its reasons for decision and the provisions of the Plan on which it is based, and shall be communicated to the claimant.

     6.10 Qualified Domestic Relations Order Procedures.

          (a) Following the receipt of a domestic relations order which would affect the payment of a Participant's benefits under the Plan, the Plan Administrator shall promptly notify the Participant and any alternate payee specified in the order (at the address included in the order) of the receipt of the order and the Plan's procedures for determining the qualified status of such order.

          (b) Any alternate payee specified in the order by written direction to the Plan Administrator may designate a representative for receipt of copies of notices sent to the alternate payee with respect to the order.

          (c) Within a reasonable period after receipt of the order the Plan Administrator shall determine whether such order is qualified and notify the Participant and any alternate payee involved of such determination. Such determination shall be made in accordance with provisions of ERISA and the Code and regulations thereunder. In making such determination, the Plan Administrator may obtain and rely upon the legal opinion of counsel as to the qualification of the order.

          (d) During any period during which the issue of the qualification of an order is being determined, whether by the Plan Administrator, by a court of competent jurisdiction, or otherwise, the Plan Administrator shall segregate in a separate account in the Plan or in an escrow account the amounts which would have been payable to an alternate payee during such period if the order had been determined to be qualified.

          (e) If within eighteen (18) months of receipt of the order by the Plan Administrator, the order (as it may have been modified)--

               (1) is determined to be a qualified order, the segregated amounts (plus any interest thereon) shall be paid to the person or persons entitled thereto under the order (as it may have been modified), or

               (2) is either determined not to be qualified or the issue of qualification is not resolved, the segregated amounts (plus any interest thereon) shall be disposed of in the manner which would have applied if there had been no order.

          (f) Any determination that the order (as it may have been modified) is qualified made after the close of the eighteen (18) month period shall be applied prospectively only.

     6.11 Unclaimed Benefits. If the Plan Administrator has not been able to ascertain the whereabouts of any person to whom a payment is due under the Plan after diligent efforts have been made to locate the person, and if, after five
(5) years from the date such payment is due, a notice of such payment due is mailed to the last known address of such person, as shown on the records of the Plan Administrator or the Company, and within three (3) months after such mailing such person has not made written claim therefor, the Plan Administrator, if it so elects, after receiving advice from counsel to the Plan, may direct that such payment and all remaining benefits under the Plan otherwise due or to become due to such person be cancelled on the records of the Plan and the cancelled benefits be treated as a forfeiture to be reallocated in accordance with Sections 3.05 and 4.03 hereof to other Participants' accounts in the same manner as Company contributions. Upon such cancellation and reallocation, the Plan shall have no further liability therefor except that, in the event such person later contacts the Plan Administrator, provides an address and requests the benefits due under the Plan, the cancelled benefits shall be reinstated without any adjustment for interest or earnings, and the Company shall make such additional contribution as may be necessary to fund the reinstated benefits.

                                   ARTICLE VII
                    LIMITATIONS ON CONTRIBUTIONS AND BENEFITS
                    -----------------------------------------

     7.01 Limitation on Defined Contribution Plan Annual Additions. As and to the extent necessary to satisfy the limitations of Section 415 of the Code, the limitations of this Section 7.01 and the following Section 7.02 shall apply notwithstanding any other provision of this Plan. Annual Additions with respect to a Participant under this and all other defined contribution plans (whether terminated or not) ever maintained by the Company or a Related Employer consisting of:

          (a) all Company contributions and the contributions made pursuant to a Salary Reduction Agreement, and all Employee contributions, if any;

          (b) forfeitures, if any;

          (c) the Participant's voluntary contributions, if any;

          (d) amounts allocated after March 31, 1984, to an individual medical account, as defined in Section 415(l)(2) of the Code, which is part of a pension or annuity plan maintained by the Company; and

          (e) amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post retirement medical benefits allocated to the separate account of a key employee, as defined in Section 419A(d)(3) of the Code, under a welfare benefit fund, as defined in Section 419(e) of the Code, maintained by the Company;

shall not, with respect to any Limitation Year, exceed the least of:

               (i) twenty-five percent (25%) of the Code Section 415 Compensation of the Participant for the year (excluding any medical benefits described in Sections 401(h) or 419A(f)(2) of the Code which are otherwise treated as Annual Additions under Sections 415(b) or 419A(d)(2)) of the Code;

               (ii)  Thirty  Thousand  Dollars  ($30,000)  as  adjusted  by  the
          Secretary of the Treasury in $5000 increments for cost-of-living increases, i.e., $35,000 for calendar year 2001; or

               (iii) the maximum amount which, when considered, prior to January 1, 2000, in conjunction with benefits of the Participant under all defined benefit plans maintained by the Company or by Related Employers does not cause the limitations of Section 415 of the Internal Revenue Code of 1986, in effect from time to time, to be exceeded.

The Annual Additions for any Limitation Year beginning before January 1, 1987 shall not be recomputed to treat all Employee contributions as an Annual Addition. The compensation limitation referred to in (i) shall not apply to any contribution for medical benefits (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an Annual Addition under Section 415(l)(1) or 419A(d)(2) of the Code.

     7.02 Overall Limitation on Defined Benefit and Defined Contribution Plan Benefits. Subject to such reduced limitations as may be required under the Top-Heavy provisions of Article VIII hereof, with respect to any Limitation Year beginning prior to January 1, 2000, the sum of a Participant's defined benefit plan fraction and his defined contribution plan fraction shall not exceed 1.0. This limitation shall be applied in accordance with the following provisions.

          (a) A Participant's defined benefit plan fraction is the projected annual benefit of the Participant under all defined benefit plans (whether terminated or not) ever maintained by the Company or by Related Employers divided by the lesser of--

               (1) the product of 1.25 multiplied by the dollar limitation from time to time in effect under Section 415(b)(1)(A) of the Code, or

               (2) the product of 1.4 multiplied by the amount which may be taken into account under Section 415(b)(1)(B) of the Code with respect to such individual for such year,

all determined as of the close of the Limitation Year with such applicable adjustments and reductions as are required under Section 415(b) of the Code.

     Notwithstanding the above, if the Participant was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986 in one or more defined benefit plans maintained by the Company which were in existence on May 6, 1986, the denominator of this fraction will not be less than one hundred twenty-five percent (125%) of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987 disregarding any changes in the terms and conditions of the plans after May 5, 1986. The preceding sentence shall only apply if the defined benefit plans individually and in the aggregate satisfied the requirements of Section 415 of the Code for all Limitation Years beginning before January 1, 1987.

          (b) A Participant's defined contribution plan fraction is the sum of the Annual Additions to the Participant's account under this Plan and all other defined contribution plans (whether terminated or not) ever maintained by the Company or by Related Employers as of the close of the Limitation Year divided by the lesser of--

               (1) the sum of the product of 1.25 multiplied by the dollar limitation in effect under Section 415(c)(1)(A) of the Code (determined without regard to subsection (c)(6) thereof) for such year and each prior year of service with the Company and Related Employers, or

               (2) the sum of the product of 1.4 multiplied by the amount which may be taken into account under Section 415(c)(1)(B) (or subsection
          (c)(7), if applicable) of the Code for such year and each prior year of service with the Company and Related Employers,

all determined as of the close of the Limitation Year and with such applicable limits and adjustments as are required under Section 415(b) of the Code.

     Notwithstanding the above, if the Employee was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount, equal to the product of the excess of the sum of the fractions over 1.0 times the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987 and disregarding any changes in the terms and conditions of the plans made after May 6, 1986, but using the Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

     (c) For purposes of applying the limitations of this Section 7.02, the amount of any nondeductible employee contributions credited for the Limitation Year under any defined benefit plan maintained by the Company or any Related Employer shall be treated as an Annual Addition for the benefit of the Participant under a qualified defined contribution plan.

     7.03 Benefit Reductions to Meet Annual Addition Limitations. If as a result of the allocation of forfeitures, a reasonable error in estimating a Participant's annual compensation or other reason permitted under Treas. Reg. 1.415-6(b)(6) a Participant's defined contribution plan annual additions exceed the limitation of Section 7.01 hereof, the "Excess Amount" shall be disposed of as follows:

          (a) Any nondeductible Voluntary Contribution, and unmatched Elective Deferrals shall be returned to the Participant to the extent that they would reduce the Excess the Amount. To the extent necessary to reduce the Excess Amount, Non-Highly Compensated Employees will have Elective Deferrals returned whether or not there is a corresponding match.

          (b) To the extent an Excess Amount still remains after the application of (a) above, the Excess Amounts in the Participant's Account will be used to reduce Employer Contributions (including the allocation of any forfeitures) for such Participant in the next limitation Year, and in each succeeding Limitation Year, as necessary, provided that the Participant otherwise satisfies the requirements to receive an allocation of Employer contributions in each such Limitation Year;

          (c) To the extent that an Excess Amount exists after the application of (a) above, and the Participant is not covered by the Plan at the end of the Limitation Year, the Excess Amount will be held unallocated in a suspense account. The suspense account will be applied to reduce future Employer Contributions for all remaining Participants in the next Limitation Year and in each succeeding Limitation Year as necessary.

          To the extent that a Participant has an Excess Amount attributable to his participation in more than one defined contribution plan, the required reduction in such additions shall be prorated among all affected defined contribution plans, including this Plan, making provision for such reductions.

     7.04 Handling of Forfeitures Caused by Annual Additions Limitation. Any reduction in Company contributions or forfeitures to be allocated to a Participant under this Plan in order to meet the limitation on defined contribution plan annual additions, other than a reduction in Salary Reduction Contributions, shall be treated as a forfeiture, and, as provided in Section
3.05 and Section 4.03 hereof and in accordance with Treas. Reg. 1.415-6(b)(6)(i), shall be disposed of in accordance with Section 7.03(a)(2)-(3). Any portion of the reduction which cannot be so allocated because all Participants have reached their maximum annual addition shall be placed in a suspense account to be reallocated as a forfeiture in the next and subsequent Plan Years as necessary until exhausted. All amounts in a suspense account created pursuant to this Section 7.04 shall be allocated to Participants' Account Balances before any further Employer or Employee contributions which would constitute annual additions. The suspense account shall not share in the revaluation of the Fund under Section 4.05 hereof but shall remain fixed in amount until reallocated to the Accounts of Participants. Any reduction in Salary Reduction Contributions to meet the limitation on defined contribution plan annual additions shall be returned to the Company for payment to the affected Participant as current compensation.

     7.05 Salary Reductions in Excess of Permissible Dollar Limits.

          (a) Excess Salary Reductions. During any taxable year no Participant shall be permitted to have Salary Reduction Contributions made under this Plan or any other qualified Plan maintained by the Company in excess of the dollar limitation contained in Section 402(g) of the Code in effect at the beginning of such taxable year. A Participant may assign to this Plan any Excess Salary Reduction Contributions made during a taxable year to another qualified plan by notifying the Plan Administrator of the amount of Excess Salary Reduction Contributions to be assigned to this Plan. Deemed notification of the Plan Administrator occurs if Excess Salary Reduction Contributions arise solely from Salary Reduction Contributions under this Plan or any other Plans of the Company. Notwithstanding any provisions of this Plan to the contrary, Excess Salary Reduction Contributions, plus any income or minus any loss allocable thereto, shall be distributed no later than April 15 to such Participant to whose account Excess Salary Reduction Contributions are assigned for the preceding year and who claims Excess Salary Reduction Contributions for such taxable year.

          (b) Calculations of Earnings on Excess Salary Reductions. Excess Salary Reductions shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Salary Reductions is the sum of: (1) income or loss allocable to the Participant's Salary Reduction Account for the taxable year multiplied by a fraction, the numerator of which is such Participant's Excess Salary Reductions for the year and the denominator is the Participant's Account Balance without regard to any income or loss occurring during such taxable year; and (2) ten percent (10%) of the amount determined under (1) multiplied by the number of whole calendar months between the end of the Participant's Taxable year and the date of distribution, counting the month of distribution if distribution occurs after the fifteenth (15th) of such month.

     7.06 Limitations on Salary Reduction Contributions. Notwithstanding any other provision of this Plan, the following limitations shall apply to Salary Reduction Contributions:

          (a) Salary Reduction Contributions Must Satisfy Section 401(k) Test.

               (1) Salary Reduction Contributions under Section 3.02 hereof with respect to a Plan Year that are subject to Code Section 401(k) restrictions shall satisfy one of the following tests--

                    (A) The Actual Deferral Percentage for the Highly Compensated group of Eligible Participants for a Plan Year is not more than the Actual Deferral Percentage for the Non-Highly Compensated group of Eligible Participants for the prior Plan Year multiplied 1.25; or

                    (B) The excess of the  Actual  Deferral  Percentage  for the
               Highly Compensated group of Eligible Participants for a Plan Year over the Actual Deferral Percentage for the Non-Highly Compensated group of Eligible Participants for the prior Plan Year is not more than two (2) percentage points, and the Actual Deferral Percentage for the Highly Compensated group of Eligible Participants for a Plan Year is not more than the Actual Deferral Percentage for the Non-Highly Compensated group for the prior Plan Year multiplied by two (2).

Notwithstanding the foregoing, at the election of the Company prior to the end of the Plan Year immediately before the Plan Year to which such election will apply, the Actual Deferral Percentage tests in subsections (A) and (B) above may be applied by using the Actual Deferral Percentage of the Non-Highly Compensated Employees, eligible to participate in the Plan, for the current Plan Year, instead of the preceding Plan Year, provided that such election, once made, cannot be revoked except as provided in IRS guidance, including IRS Notice 98-1. In addition, for the first Plan Year that the Plan permits any Participant to make Salary Reduction Contributions to the Plan (and this is not a successor
Plan), for purposes of the foregoing tests, the prior Plan Year's Non-Highly Compensated Employees' Actual Deferral Percentage shall be three percent (3%), unless the Company has elected to use the Plan Year's Actual Deferral Percentage for such Participants.

          (2) In the event that this Plan satisfies the requirements of sections 401(k), 401(a)(4), or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this section shall be applied by determining the Actual Deferral Percentage of employees as if all such Plans were a single plan. Any adjustments to the Actual Deferral Percentage of Non-Highly Compensated Employees eligible to participate in the Plan will be made in accordance with guidance provided by the IRS, including IRS Notice 98-1, unless the Company has elected to use the Current Year Testing Method. Plans may be aggregated in order to satisfy section 401(k) of the Code only if they have the same Plan Year and use the same Actual Deferral Percentage testing method. The deferral percentage taken into account for any Participant who also participates in other Code Section 401(k) arrangements of the Company or a Related Employer shall be the sum of the deferral percentages for such a Participant under each of such arrangements.

          (3) For purposes of determining the Actual Deferral Percentage test, Salary Reduction Contributions and Qualified Non-elective Contributions and Qualified Company Matching Contributions must be made before the last day of the twelve-month period immediately following the Plan Year to which contributions relate.

          (4) The Company shall maintain records sufficient to demonstrate satisfaction of the Actual Deferral Percentage test and the amount of Company Matching Contributions, or both, used in such test.

     (b) Special Rule for Certain Highly Compensated Employees. With respect to Plan Years beginning prior to January 1, 1997, for purposes of determining the Actual Deferral Percentage of a Participant who is a 5% owner or one of the ten most highly paid Highly Compensated Employees, the Salary Reductions and Compensation of such Participant shall include the Salary Reductions and Compensation for the Plan Year of family members. Family members, with respect to such Highly Compensated Employees, shall be disregarded as separate Employees in determining the Actual Deferral Percentage both for Participants who are Non Highly Compensated Employees and for Participants who are Highly Compensated Employees.

     (c) Excess. If the tests in Subsection (a)(1), above, otherwise would not be met, the following adjustment shall be made to the Salary Reduction Contributions for Highly Compensated Employee Participants so that after adjustment one of the two tests is met.

          (1) On or before the fifteenth (15th) day of the third (3rd) month following the close of the Plan Year with respect to which the limits in subsection (a)(1) are exceeded (i.e., March 15th), but in no event later than the last day of the following Plan Year, each Highly Compensated Employee Participant, beginning with the Participant having the highest dollar deferral, shall have Salary Reduction Contributions in excess of the permissible deferral percentage limits ("Excess Contributions") returned to such Participant (together with income or loss allocable thereon) until such Participant's elective contributions are reduced to the dollar amount of the elective contributions of the Highly Compensated Employee with the next highest dollar amount of elective contributions and continuing in descending order with the next Highly Compensated Employee with the next highest dollar deferral, until one of the tests set forth in Section 7.06(a)(1) are satisfied. If such amounts are distributed more than two and one-half (2-1/2) months after the last day of the Plan Year in which the excess arose, a ten percent (10%) excise tax will be imposed on the Company. Such distributions shall be made to Highly Compensated Employees on the basis of the respective portions of the Excess Contributions attributable to each such Employee. Determination of income or loss for Excess Contributions up to the date of distribution shall be made in the same manner as income or loss for Excess Salary Deferrals. Excess Contributions shall be determined under the following procedures:

               (A) Calculate the dollar amount of Excess Contributions for each affected Highly Compensated Employee as follows:

                    (i) Rank all  Highly  Compensated  Employees  in  descending order based on their Actual Deferral Percentage and then reduce the Actual Deferral Percentage of the Highly Compensated Employee with the highest Actual Deferral Percentage by the amount required to cause such Highly Compensated Employee's Actual Deferral Percentage to equal the Actual Deferral Percentage of the Highly Compensated Employee with the next highest Actual Deferral Percentage (or, if less, by the reduction necessary to enable the Plan to satisfy the ADP test);

                    (ii) Repeat the process in (i) above with respect to all Highly Compensated Employees with the next highest Actual Deferral Percentage, until the Plan satisfies the ADP test and the highest permitted Actual Deferral Percentage is determined;

                    (iii) The  amount of  Excess Contributions  for each  Highly
               Compensated Employee shall be an amount equal to such Highly Compensated Employee's Salary Reduction Contributions, plus any
               Qualified Nonelective Contributions or Qualified Matching Contributions taken into account in determining such Highly Compensated Employee's Actual Deferral Percentage prior to applying (i) and (ii) above, minus an amount determined by multiplying such Highly Compensated Employee's Actual Deferral Percentage, determined after applying (i) and (ii) above, by the Compensation used in determining such Highly Compensated Employee's Actual Deferral Percentage;

               (B) Determine the total of the dollar amounts (total Excess Contributions) calculated in Step (A);

               (C) Distribute the total Excess Contributions determined in (B) above as follows:

                    (i) Rank all  Highly  Compensated  Employees  in  descending order based on the dollar amount of their Salary Reduction Contributions and reduce the Salary Reduction Contributions of the Highly Compensated Employee with the highest dollar amount of Salary Reduction Contributions by the amount required to cause that Highly Compensated Employee's Salary Reduction Contributions to equal the dollar amount of the Salary Reduction Contributions of the Highly Compensated Employee with the next highest dollar amount of Salary Reduction Contributions.

                    (ii) Distribute the amount determined in (i) above to the Highly Compensated Employee with the highest dollar amount until all Excess Contributions are consumed, or until the Salary Reduction Contributions of this Participant are reduced to the dollar amount of the Highly Compensated Employee with the next highest dollar amount of Salary Reduction Contributions;

               (D) If the total amount distributed under (C) above is less than the Total Excess contributions, repeat step (C).

          (2) Alternatively, with respect to such Plan Year, the Company may, in its discretion, make qualified non-elective and qualified matching contributions, as defined in Treas. Reg. ss.1.401(k)-1(g)(7) as necessary in order for the tests in subsection (a)(1) to be satisfied. Such contributions shall be fully vested and subject to the same restrictions on distribution as Salary Reduction Contributions. If the Plan uses prior year testing, then the non-discrimination requirements of this Section 7.06 must be met for each Plan Year, regardless that Qualified Non-Elective Contributions allocated to Non-Highly Compensated Employees in one Plan Year will count toward the Actual Deferral Percentage test for the following Year.

          (3) Notwithstanding the foregoing, the amount of Excess Contributions to be recharacterized or distributed under this Section 7.06(c) with respect to a Highly Compensated Employee for a Plan Year is reduced by any excess deferrals previously distributed to such Employee for the Employee's taxable year ending with or within the Plan Year, and the amount of excess deferrals to be distributed under this Section 7.06(c) with respect to a Highly Compensated Employee for a Plan Year is reduced by any Excess Contributions previously recharacterized or distributed to such Employee for the Employee's taxable year ending with or within the Plan Year.

     7.07   Average   Contribution   Percentage   Test  for   Company   Matching
Contributions.

          (a) With respect to each Plan Year, Company Matching Contributions under Section 3.02 hereof with respect to a Plan Year that are subject to Code Section 401(m) shall satisfy one of the following tests--

               (1) The Average Contribution Percentage for a Plan Year for Highly Compensated Employees who are Eligible Participants shall not exceed the Average Contribution Percentage for the prior Plan Year for Non-Highly Compensated Employees who are Eligible Participants, multiplied by 1.25; or

               (2) The Average Contribution Percentage for a Plan Year for Highly Compensated Employees who are Eligible Participants shall not exceed the Average Contribution Percentage for the prior Plan Year for the Non-Highly Compensated Employees who are Eligible Participants by more than two (2) percentage points, and the Average Contribution Percentage for such Highly Compensated Employee group for a Plan Year shall not be more than the Average Contribution Percentage for the prior Plan Year for such Non-Highly Compensated Employee group, multiplied by two (2).

Notwithstanding the foregoing, at the election of the Company prior to the end of the Plan Year immediately before the Plan Year to which such election will apply, the Average Contribution Percentage Tests above may be applied by using the Average Contribution Percentage of Non-Highly Compensated Employees who are eligible Participants for the then current Plan Year, instead of the preceding Plan Year, provided that such election, once made, cannot be revoked except as provided in IRS guidance, including IRS Notice 98-1.

          (b) In the event that this Plan satisfies the requirements of sections 401(m), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this section shall be applied by determining the Contribution Percentage of employees as if such plans were a single plan. For Plan Years beginning after December 31, 1989, plans may be aggregated in order to satisfy section 401(m) of the Code only if they have the same Plan Year. If a Highly Compensated Employee is eligible to participate in two or more plans maintained by the Company or by the Company and a Related Employer, to which such contributions are being made, all such contributions shall be aggregated for purposes of applying this Section 7.07(b).

          (c) With respect to Plan Years beginning prior to January 1, 1997, for purposes of determining the Contribution Percentage of a Participant who is a five percent (5%) owner or one of the ten (10) most highly paid Highly Compensated Employees, the Contribution Percentage amount and Compensation of such Participant shall include the Contribution Percentage amounts and Compensation for the Plan Year of Family Members. Family Members, with respect to Highly Compensated Employees, shall be disregarded as separate employees in determining the Contribution Percentage both for Participants who are Non-Highly Compensated Employees and for Participants who are Highly Compensated Employees.

          (d) Excess. If the tests in subsection (a) above otherwise would not be met, the following adjustment shall be made with respect to the excess Company Matching Contributions of Highly Compensated Participants so that after adjustment one of the two tests is met--

               (1) On or before the fifteenth (15th) day of the third (3rd) month following the close of the Plan Year with respect to which the limits in subsection (a) are exceeded, but in no event later than the close of the following Plan Year, the Plan Administrator may direct the Trustee to distribute to each Highly Compensated Participant, beginning with the Participant having the greatest excess aggregate contributions, the amount of such excess aggregate contributions (together with income or loss allocable thereon determined in the same manner as for Excess Salary Reductions under this Plan) and continuing as necessary, until his aggregate contributions are reduced to the aggregate contributions of the Highly Compensated Employee with the next highest aggregate contributions and so forth, until subsection
          (a) is satisfied. Such distributions shall be made to each Highly Compensated Employee on the basis of the respective portions of the excess aggregate contributions attributable to such Highly Compensated Employee as determined under the following procedures:

                    (A)  Calculate   the  dollar  amount  of  excess   aggregate
               contributions for each affected Highly Compensated Employee as follows:

                    (i) reduce the Average Contribution Percentage of the Highly Compensated Employee with the highest Average Contribution Percentage by the amount required to cause the ACP test to be met or, if greater, by the amount required to cause such Highly Compensated Employee's Average Contribution Percentage to equal the Average Contribution Percentage of the Highly Compensated Employee with the next highest Average Contribution Percentage;

                    (ii) repeat the process in (i) above, until the Plan satisfies the ACP test and the highest permitted Average Contribution Percentage is determined ;

                    (iii) the amount of excess aggregate contributions for each Highly Compensated Employee shall be an amount equal to such Highly Compensated Employee's Company Matching Contributions taken into account in determining such Highly Compensated Employee's Average Contribution Percentage prior to applying
                    (i) and (ii) above, minus an amount determined by multiplying such Highly Compensated Employee's Average Contribution Percentage, determined after applying (i) and
                    (ii) above, by the Compensation used in determining such Highly Compensated Employee's Average Contribution Percentage;

                    (B) Determine the total of the dollar amounts (excess aggregate contributions) calculated in Step (A);

                    (C) Distribute the total excess aggregate contributions determined in (B) above as follows:

                    (i) Reduce the Company Matching Contributions of the Highly Compensated Employee with the highest dollar amount of Company Matching Contributions by the amount required to cause that Highly Compensated Employee's Company Matching Contributions to equal the dollar amount of the Company Matching Contributions of the Highly Compensated Employee with the next highest dollar amount of Company Matching Contributions.

                    (ii) Distribute the amount determined in (i) above to the Highly Compensated Employee with the highest dollar amount (however, if a lesser reduction, when added to the total dollar amount already distributed under this step, would equal the total excess aggregate contributions, distribute the lesser reduction amount);

                    (D) If the total amount  distributed under (C) above is less than the total excess aggregate contributions, repeat step (C).

               (2) If the Company has timely elected that the Average Contribution Percentage Tests in Subsection (a) above will be applied using the Average Contribution Percentages of Non-Highly Compensated Employees for the current Plan Year, then, with respect to the Plan Year for which the Company has elected to use the current year Average Contribution Percentages of Non-Highly Compensated Employees, the Company may, in its discretion, make such qualified non-elective contributions, subject to the requirements for full vesting and the 401(k) withdrawal restrictions described in Section 6.01(g) hereof, as may be necessary for the tests in subsection (a) to be satisfied.

               (3) In its discretion, Plan Administrator may limit Employee or Matching Contributions in a manner that prevents excess aggregate contributions from being made, provided that any such limit shall be nondiscriminatory, applied on a uniform basis and permitted by applicable provisions of the Code and regulations thereunder


               (4) Alternatively, instead of distributing excess aggregate contributions, the Plan Administrator may forfeit excess Matching Contributions, if forfeitable, and apply such forfeitures in accordance with Section 3.05.

          (d) For purposes of determining the Contribution Percentage test Matching Contributions will be considered made for a Plan Year if made no later than the end of the twelve (12) month period beginning on the day after the close of the Plan Year.

          (e) The Company shall maintain records sufficient to demonstrate satisfaction of the Average Contribution Percentage Test and the amount of Company Matching Contributions, or both, used in such test.

     Section 7.08 Multiple Use  Limitation.  In the event the test  described in
Section 7.07(a) is satisfied using the "2.0/two point" test described in Section 7.07(a)(2), the Average Contribution Percentage described in this Section 7.08 for Highly Compensated Employees shall be reduced to the extent necessary to satisfy the aggregate limit described in the following sentence. The aggregate limit shall equal whichever of (A) or (B) is greater:

          (a) the sum of (i) 1.25 multiplied by the greater of the Average Contribution Percentage or the Actual Deferral Percentage for the Plan Year for all Eligible Employees other than Highly Compensated Employees plus
     (ii) the lesser of the Average Contribution Percentage or the Actual Deferral Percentage for the Plan Year for all Eligible Employees other than Highly Compensated Employees plus two percentage points; provided, however, that the amount determined under this clause (ii) may not exceed the product of 2.0 multiplied by the lesser of the Average Contribution Percentage or the Actual Deferral Percentage for the Plan Year for all Eligible Employees other than Highly Compensated Employees; or

          (b) the sum of (i) 1.25 multiplied by the lesser of the Average Contribution Percentage or the Actual Deferral Percentage for the Plan Year for all Eligible Employees other than Highly Compensated Employees plus
     (ii) the greater of the Average Contribution Percentage or the Actual Deferral Percentage for the Plan Year for all Eligible Employees other than Highly Compensated Employees plus two percentage points; provided, however, that the amount determined under this clause (ii) may not exceed the product of 2.0 multiplied by the greater of the Average Contribution Percentage or the Actual Deferral Percentage for the Plan Year for all Eligible Employees other than Highly Compensated Employees.

If the aggregate limit described above would be exceeded for any Plan Year, then the limit shall be met by reducing the actual deferral percentage, the Average Contribution Percentage of highly compensated employees or a combination of the two in a manner described in Treas.Reg. ss.1.401(m)-2(c)(3). Alternatively the Company may eliminate the multiple use of the alternative limitation by making qualified nonelective contributions in accordance with ss.4.01(k)-1(b)(5) and
(f)(1) or ss.1.401(m)-1(b)(5) and (e)(1).

                                  ARTICLE VIII
                             TOP-HEAVY REQUIREMENTS
                             ----------------------

     8.01 When Top-Heavy Provisions Are Operative. The Top-Heavy provisions of this Article VIII shall supersede any Plan provisions failing to meet or exceed the requirements for Top-Heavy plans under Section 416 of the Code. In the event that Congress should provide by statute, or the Treasury Department or the Internal Revenue Service should provide by regulation or ruling, or it should be judicially or otherwise determined that the Top-Heavy provisions provided for in this Plan, or any part thereof, are not necessary in order for the Plan to meet the requirements for a qualified profit sharing plan under the Code for a Plan Year, such provisions, or part thereof, shall become void and shall not apply for such Plan Year without the necessity of amendment to the Plan.

     8.02 Top-Heavy Limitation on Annual Compensation. The annual compensation of any Employee taken into account under the Plan for a Top-Heavy Plan Year shall not the limit on compensation contained in Section 410(a)(17) of the Code ($170,000 for Plan Year 2000 or such larger amount as may from time to time be fixed by the Secretary of the Treasury or his delegate to reflect the statutory cost-of-living adjustment).

     8.03 Top-Heavy Minimum Contributions.

          (a) If the Plan is Top-Heavy for a Plan Year, the Company contribution (including reallocated forfeitures) allocated to each Non-Key Employee Participant who is employed by the Company at the end of the Plan Year shall not be less than the required Top-Heavy percentage of the Participant's compensation (as defined in Code Section 415) for the Plan Year. The required Top-Heavy percentage is the lesser of (1) three percent (3%), or (2) the percentage at which contributions (including reallocated forfeitures) are made (or required to be made) under the Plan for the Plan Year for the Key Employee Participant for whom such percentage is the highest for the Plan Year. In determining a Key Employee's percentage for purposes of (2), above, (i) all defined contribution plans included in a required aggregation group with the Plan shall be treated as one plan, (ii) for Plan Years beginning after December 31, 1988, elective contributions and, for Plan Years beginning after December 31, 1984, amounts contributed pursuant to a salary reduction agreement shall be included in determining the amount contributed on behalf of a Key Employee, and (iii) the contributions allocated to the Key Employee shall be divided by so much of the Key Employee's total compensation for the Plan Year as does not exceed the compensation limit contained in Section 401(a)(17) of the Code ($170,000 for 2000). The Top-Heavy minimum allocation shall be determined without regard to any social security contribution by the Company and without regard to any elective contributions made on behalf of Employees other than Key Employees.

          (b) Any individual who would otherwise fail to be allocated Company contributions for the Plan Year because such individual has--

               (1)  failed  to   complete   1,000   Hours  of  Service  (or  the
          equivalent),

               (2) declined to make mandatory contributions to the Plan,

               (3) declined to elect Salary Reduction Contributions to the Plan, or

               (4) been excluded from the Plan because such individual's compensation is less than a stated amount (even though the individual must be considered a participant to satisfy the coverage requirements of Code Section 410(b) in accordance with Code Section 401(a)(5)) shall be considered a Participant for purposes of applying the Top-Heavy minimum contribution requirements of this Section 8.03.

          (c) If for any Plan Year in which the Plan is Top-Heavy, but not Super Top-Heavy, the Company maintains both a defined benefit plan and a defined contribution plan and the adjusted Code Section 415 limits under Code
     Section 416(h)(1) would otherwise be exceeded, then, to meet the requirements of Code Section 416(h)(2) and to avoid the application of Code
     Section 416(h)(1), the three percent (3%) requirement in Section 8.03(a)(1), above, shall be increased to four percent (4%) for Participants covered only by a defined contribution plan.

          (d) The foregoing notwithstanding, no Top-Heavy minimum benefit shall be provided under this Plan for any Participant with respect to any Plan Year for which the Participant is covered under another qualified plan or plans of the Company or a Related Employer and is receiving the Top-Heavy minimum benefits or contributions required by Code Section 416 under such other plan if the Company has provided that the minimum allocation or benefit requirement will be met in the other plan or plans. To the extent that a Top-Heavy minimum benefit is due to a Participant, unless such minimum benefit is provided under another plan or plans, it shall be provided under this Plan, but only to the extent necessary to satisfy the Top-Heavy minimum allocation without duplication.

          (e)  Neither  a  Participant's  Salary  Reduction   Contributions  nor
     Matching Contributions shall be considered for the purposes of satisfying the minimum top heavy contribution requirement of this Section.

     8.04 Top-Heavy Minimum Vesting. If the Plan is Top-Heavy for a Plan Year, vesting in Account Balances under the Plan for such Plan Year shall be determined under the following Vesting Schedule:

                 Years of                    Vested Percentage
              Vesting Service              of Accrued  Benefits
              ---------------              --------------------
                less than 2                         0%
                     2                             40%
                     3                             60%
                     4                             80%
                     5                            100%

Any change in Vesting Schedules under this section shall be deemed to be a Plan amendment subject to the limitations on reduction of vested benefits and Participant election rights as set forth in Section 5.11. To the extent required to be nonforfeitable under Section 416(b) of the Code, the minimum Top-Heavy allocation may not be forfeited under Section 411(a)(3)(B) or Section 411(a)(3)(D) of the Code.

     8.05 Top-Heavy Limitations on Benefits. With respect to Plan Years commencing before January 1, 2000, if the Plan is Top-Heavy or Super Top-Heavy for a Plan Year, the limitations of Section 7.02 hereof shall be applied as provided in this Section 8.05.

          (a) If the Plan is Top-Heavy, but not Super Top-Heavy, for a Plan Year, Code Section 416(h)(1) will not apply to the Plan and the limitations of Section 7.02 shall be applied according to their terms without any substitutions, if the requirements of Code Section 416(h)(2) are met pursuant to Section 8.03(c) or Section 8.05(c) hereof.

          (b) If the Plan is  Top-Heavy,  but not  Super  Top-Heavy,  for a Plan
     Year, the application of Code Section 416(h)(1) will be suspended with respect to a Participant and the limitations of Section 7.02 with respect to such Participant shall be applied according to their terms without any substitutions, as long as the requirements of Code Section 416(h)(3) are met, i.e. as long as there are no--

               (1)   employer   contributions,    forfeitures,    or   voluntary
          nondeductible contributions allocated to the Participant, or

               (2) accruals for the Participant under the defined benefit plan.

          (c) If neither (a) nor (b) applies, Code Sections 416(h)(1) and 416(h)(4) will apply to the Plan and "1.0" shall be substituted for "1.25" in calculating a Participant's defined benefit plan fraction and defined contribution plan fraction under Section 7.02(a) and (b) hereof and the defined contribution fraction denominator as computed under Section
     415(e)(6) of the Code shall be modified by substituting "$41,500" for $51,875", unless:

               (1) the Plan would not be Top-Heavy if 90% were substituted for 60% in the definition of Top-Heavy in the Glossary, and

               (2)(a) Four percent (4%) is substituted for three percent (3%) under Section 8.03(c) hereof and the defined benefit plan provides an additional Top-Heavy minimum accrual of one percent (1.0%) per Year of Service; or (b) this Plan provides a Top-Heavy minimum allocation of seven and one-half percent (7.5%) of compensation.

          (d) If "1.0" is substituted for "1.25" as set forth in Section 8.05(c), above, a Participant covered by a defined benefit plan and a defined contribution plan shall receive the defined benefit minimum benefit.

     8.06 Determination of Top Heavy Status. Whether this Plan or any other Plan included in a required aggregation group of which this Plan is a part is Top Heavy (within the meaning of Section 416(g) of the Code) shall be determined under (a) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Related Employees, or (b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Section 411(b)(1)(C) of the Code.

                                   ARTICLE IX
                        AMENDMENT, MERGER OR TERMINATION
                        --------------------------------

     9.01 Amendment. The Company reserves the right, at any time and from time to time, by action of its Board of Directors or its duly authorized officers, to amend or modify the Plan, in part or in whole, for any reason and without the consent of any Fiduciary, Employee, Participant, Beneficiary or other person. Unless required or permitted by the Code or other law, no such amendment or modification (including those made in connection with establishing or maintaining the qualified status of the Plan) shall authorize or permit any part of the funds held under this Plan to be used for, or diverted to, purposes other than the payment of taxes, the payment of Plan administrative expenses or for the exclusive benefit of Employees or their Beneficiaries, or shall be effective to the extent that it has the effect of decreasing a Participant's accrued benefit, including any early retirement benefit, retirement-type subsidy or optional form of benefit protected by Code Section 411(d)(6). For purposes of this paragraph, a Plan amendment which has the effect of decreasing a Participant's Account Balance or eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment shall be treated as reducing an accrued benefit. Any amendment or modification of the Plan may be retroactive if (a) it does not impair any rights to any benefit under the Plan which any Participant, Beneficiary or other person would otherwise have had at the date of such amendment by reason of contributions theretofore made or (b) it is necessary or appropriate to qualify or maintain the Plan as a plan and trust exempt from federal income taxation under Sections 401(a), 501(a) and related provisions of the Code, the provisions of ERISA, or any other applicable provisions of federal or state law, as now in effect or hereafter amended or adopted, and any regulations issued thereunder, including without limitation any regulations issued by the United States Treasury Department or the United States Department of Labor. Any amendment to the vesting provisions of the Plan shall be subject to the rights of certain Participants to elect to have their vested benefits determined under the Plan without regard to such amendment as provided in Section 5.11 hereof.

     9.02 Merger or Consolidation. The Company reserves the right at any time and from time to time by action of its Board of Directors or its duly authorized officers to merge or consolidate the Plan with, or to transfer any assets or liabilities to, any other plan, provided, however, that no such merger, consolidation or transfer may be undertaken unless each Participant would be entitled to receive a benefit after such merger, consolidation or transfer if such other plan then terminated which would be equal to or greater than the benefit each Participant would have been entitled to receive immediately prior to such merger, consolidation or transfer if this Plan had then terminated. Satisfaction of this provision shall be determined without regard to decreases or increases in Account Balances due to investment performance.

     9.03 Termination. Although the Company expects to continue this Plan indefinitely, it reserves the right, at any time and from time to time by action of its Board of Directors or its duly authorized officers, to suspend or terminate prospectively its obligation to pay the costs of or make contributions to the Plan or to terminate or partially terminate the Plan, subject to requirements of collective bargaining. Complete and permanent discontinuance of contributions under the Plan shall constitute a termination of the Plan. All affected Participants with respect to whom the Plan has been completely or partially terminated shall be fully vested in their Account Balances as of the date of termination. During the termination process the named Fiduciaries of the Plan shall remain in existence and the provisions of the Plan which are necessary or appropriate for the execution of the Plan and the distribution or transfer of the assets of the Plan shall remain in force.

     9.04 Termination Distributions. Upon termination or partial termination of the Plan, no amount shall thereafter be payable under the Plan to or in respect of a Participant affected by such termination except as provided in this Section
9.04. In the event of the termination of the Plan, the Account Balance of each affected Participant will be nonforfeitable. To the maximum extent permitted by law, transfers or distributions of Plan assets as provided in this Section 9.04 shall constitute a complete discharge of all liabilities under the Plan. After provision for all expenses of administration and liquidation, any remaining assets of the Plan which are available to provide benefits shall be liquidated and the proceeds distributed among, or applied to provide benefits for or in respect of, the Participants affected by such termination. Such distributions or benefits shall be made or paid in such manner as the Plan Administrator shall determine from among the forms of payment permitted by Section 6.03 hereof or other payment forms as may be approved by the Internal Revenue Service. In the discretion of the Plan Administrator or as may be required by applicable law or regulation, benefit payments, including regular payments to retirees under the Plan, may be made during the Plan termination process.

                                    ARTICLE X
                       PLAN FIDUCIARIES AND ADMINISTRATION
                       -----------------------------------

     10.01 Administration by Named Fiduciaries. The named Fiduciaries of the Plan are the Company, the Board of Directors of the Company, the Retirement Committee, the Investment Committee, the Review Committee, the Trustee and any other Fiduciary identified as a named Fiduciary from time to time by the Company. The operation and administration of the Plan shall be controlled and managed by the named Fiduciaries. Each named Fiduciary shall have such duties, powers and authority and only such duties, power and authority as are set forth with respect to it in the Plan, and each shall be liable therefor only to the extent and under the conditions set forth in this Article X. The named Fiduciaries shall administer the Plan in a uniform and nondiscriminatory manner consistent with the intention that the Plan be a qualified plan under Sections 401(a) and related provisions of the Code.

     10.02 Retirement and Investment Committees. There shall be a Retirement Committee consisting of the members appointed by the Board of Directors from time to time. The Retirement Committee shall also function as the Investment Committee for the Plan, unless it appoints a separate Investment Committee. In the absence of any members to constitute said Committees, the Company shall have and exercise all the power and authority herein granted to such Committees. Members of the Retirement and Investment Committees may be Employees and Participants, provided, however, that no member of a Committee shall be entitled to act on or decide any matter relating solely to any of such member's rights or benefits under the Plan. The members of the Retirement and Investment Committees may receive reasonable compensation for their services, and shall be reimbursed by the Company for all necessary expenses incurred in the discharge of their duties; expressly provided, however, that no member of any such Committee who is receiving compensation as an employee of the Company may receive compensation for his or her services as a member of a fiduciary Committee. Each member shall signify acceptance of appointment by filing a written acceptance with the Board of Directors or by undertaking the duties of office, and may resign at any time by written notice to the Board of Directors. The Retirement Investment
Committees shall establish their own procedures and the time and place for meetings, provide for the keeping of the minutes of all meetings and actions taken (copies of which shall be available to the Board of Directors), and shall report to the Board of Directors from time to time as appropriate or as specified by the Board with regard to matters for which they are responsible. A majority of the members of a Committee shall constitute a quorum for the transaction of business, and any action of a Committee may be taken upon the affirmative vote of a majority of the members of the Committee at a meeting or, at the direction of its Chair, without a meeting by mail, telegraph or telephone, provided that all the members of the Committee are informed by mail, telegraph or telephone of their right to vote on the proposal and of the outcome of the vote thereon. Each Committee may appoint such officers in addition to its Chair as it deems appropriate, including a Secretary, who may but need not be a member of the Committee, to keep its records and otherwise assist the Committee in the performance of its duties. Each Committee may appoint from its number such sub-committees as it shall determine, may authorize one or more members or any agent to execute or deliver any instrument or instruments on its behalf, may employ such agents, counsel (which may be counsel for the Company), investment and other professional advisers as it may deem necessary or advisable for purposes of the Plan and may delegate to any such agent or to any sub-committee or member authority to perform any act hereunder, including without limitation those matters involving the exercise of discretion, provided that such delegation shall be subject to revocation at any time in the discretion of the Committee. The reasonable expenses of each Committee, including charges of its counsel, agents and professional advisers, shall be an administrative expense of the Plan to be paid in accordance with Section 3.07 hereof.

     10.03 Retirement Committee To Be Plan Administrator; Duties, Powers and Authority of Plan Administrator. The Retirement Committee shall be the Plan Administrator. The Plan Administrator shall be responsible for the Plan's operation and administration, including but not limited to complying with reporting and disclosure requirements and maintaining of Plan records. Except as to such powers and authority as are expressly reserved to other named Fiduciaries, the Plan Administrator shall possess and may exercise all power and authority with respect to the control, management, operation and administration of the Plan, including the power to allocate fiduciary responsibilities (other than those of the Trustee) among named Fiduciaries, to designate persons other than named Fiduciaries to carry out fiduciary responsibilities (other than those of the Trustee) and to engage such actuaries and accountants (who may be accountants for the Company) as it may deem necessary or advisable for purposes of the Plan. The Plan Administrator may adopt such rules for the conduct of its business and administration of the Plan as it considers desirable, including rules with respect to election periods, the presentation of claims for benefits under the Plan and appeals from any denial of such claims, provided they do not conflict with applicable law or the terms of the Plan. The Plan Administrator shall have the exclusive right to interpret the provisions of the Plan, to decide any question arising thereunder or in connection with the administration of the Plan (including the authority to remedy any omissions, ambiguities or inconsistencies), to determine any claims concerning the eligibility of any person to participate in the Plan or the right of any person to receive benefits under the Plan and to authorize the payment of such benefits. The Plan
Administrator's decision or action in respect of any of the above shall be conclusive and binding upon all Participants and their Beneficiaries, heirs, assigns, administrators, executors and any other person claiming through or under them, subject to such individual's rights to a review of the denial of any benefit claim under the benefit claims provisions of Section 6.09 hereof. The Plan Administrator shall keep records of its administration of the Plan and a Participant shall have the right to inspect such records as they relate to such Participant's interest under the Plan.

     10.04 Duties, Powers and Authority of Investment Committee. The Investment Committee shall periodically review the investment performance and methods of the Trustee and any other funding agency, including any insurance company, under the Plan and shall make recommendations to the Board of Directors of the Company concerning the appointment, continuation, removal or change of the Trustee or any such funding agency. The Investment Committee shall have the power to direct the Trustee as to the management, acquisition or disposition of Plan assets constituting a portion or portions or all of the Fund. The Investment Committee shall have the power to appoint or remove from time to time one or more investment advisers and to delegate to any such adviser authority and discretion to manage, acquire or dispose of Plan assets constituting a portion or portions or all of the Fund provided that,

          (a) each adviser with such authority and discretion shall be a bank, an insurance company or a registered investment adviser under the Investment Advisers Act of 1940 and shall acknowledge in writing that it is a fiduciary with respect to the Plan, and

          (b) the Investment Committee shall periodically review the investment performance and methods of each adviser with such authority and discretion.

The Investment Committee shall establish investment standards and policies incorporating as pertinent such requirements and objectives of the Plan or other information (including the Plan's funding method and any interest rate or other actuarial assumptions) communicated to it by other Plan Fiduciaries and shall communicate such standards and policies to the Trustee (or other funding agencies under the Plan) and to any investment advisers. The Investment
Committee  shall  determine  the  investment  options  (such  as  equity,   cash
equivalent or other funds managed by an investment adviser, the Trustee or others) to be made available under the Plan from time to time for election by Participants (or their Beneficiaries).

     10.05 Trust Fund and Trustee. All Plan assets constituting the Fund held for purposes of the Plan shall consist either of assets held in trust by one or more Trustees appointed from time to time by the Company. There shall be such powers in the Trustees and the Retirement Committee as to investment, reinvestment, control and disbursement of the Fund as provided hereunder and in any such insurance contracts or Trust Agreements; provided, however, that in the event the Plan is fully insured, any dividends or credits earned on insurance contracts will be applied, within the taxable year of the Company in which received or within the next succeeding taxable year, toward the next premiums due before any further employer contributions are so applied. Generally, the Trustees shall have authority over and responsibility for the management, acquisition and disposition of Plan assets constituting the portion of the Fund, if any, and even to the whole thereof, which is not being managed by an insurance company or pursuant to the directions of another Plan Fiduciary or a Plan Participant. The Trustee's powers and duties shall be such, and only such, as are expressly set forth in the Plan, including the Trust Agreement to which it is a party. In the event of any conflict between the provisions of such Trust Agreement and other provisions of the Plan with respect to the Trustee's powers and duties, such Trust Agreement shall control.

     10.06 Agent for Service of Legal Process. The Secretary of the Company or such other person as may from time to time be designated by the Plan Administrator shall be the Plan's agent for service of legal process.

     10.07 Company Actions. Whenever under the terms of the Plan the Company is required or permitted to do or perform any act, matter or thing, it shall be done or performed by a duly authorized officer of the Company.

     10.08 Communications To and From Plan Fiduciaries. All elections, designations, requests, notices, instructions, and other communications from a Participant, Beneficiary or other person to the Plan Administrator or other Fiduciary of the Plan which are required or permitted under the Plan shall be in such form as is prescribed by or acceptable to the Plan Administrator from time to time, shall be mailed by first-class mail or delivered to such location as shall be specified by the Plan Administrator, and shall be deemed to have been given and delivered only upon actual receipt thereof by the Plan Administrator or other appropriate Fiduciary of the Plan at such location. All notices, statements, reports and other communications from the Company, the Plan Administrator or other Fiduciary of the Plan to any Employee, Participant, Beneficiary or other person which are required or permitted under the Plan shall be deemed to have been duly given when delivered or mailed first-class, postage prepaid, to the address last appearing on the records of the Plan Administrator for such Employee, Participant, Beneficiary or other person.

     10.09 Multiple Capacities; Fiduciary Duties. Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan. Each Fiduciary shall discharge its duties with respect to the Plan:

          (a) solely in the interest of Participants and  Beneficiaries  and for
     the  exclusive  purpose  of  providing   benefits  to  them  and  defraying
     reasonable expenses of administering the Plan;

          (b) with the care, skill, prudence and diligence under the circumstances that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims; and

          (c) to the extent it has investment authority, by diversifying the investments of the Plan so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; and

          (d) in accordance with the documents and instruments governing the Plan insofar as such documents and instruments are consistent with the provisions of ERISA.

     10.10 Reliance; Fiduciary Liability; Exoneration. Each Fiduciary shall be entitled to conclusively rely upon all tables, valuations, certificates, opinions and reports which shall be furnished by any accountant, actuary, auditor, counsel, insurance company or other expert who shall be employed or engaged by the Company, the Retirement Committee or the Investment Committee. No Fiduciary shall be liable:

          (a) for its own act, or failure to act, except as it has thereby occasioned actual loss to the Plan or a Participant or Beneficiary by failing properly to discharge a duty or responsibility expressly imposed upon it by the Plan or by law;

          (b) for the act, or failure to act, of another Fiduciary of the Plan except as it may commit one or more of the following breaches of its fiduciary responsibilities--

               (1) if it knowingly participates in or knowingly undertakes to conceal an act or omission of another Fiduciary, knowing such act or omission is a breach,

               (2) if, by its failure to observe applicable standards in the administration of its specific responsibilities which give rise to its status as a Fiduciary, it has enabled such other Fiduciary to commit a breach, or

               (3) if it has actual knowledge of a breach by such other Fiduciary, unless it makes reasonable efforts under the circumstances to remedy the breach.

Subject to the foregoing and the provisions of ERISA, in the absence of fraud or bad faith, no Fiduciary shall incur or suffer any liability or responsibility to the Company, the Trustee, any Committee or any Participant or their Beneficiaries, heirs, administrators, executors and assigns, or to anyone else, as the result of the exercise or non-exercise of any power vested in such Fiduciary under the Plan, nor, without limiting the generality of the foregoing, as a result of any investment made or continued in the discretion of such Fiduciary.

     10.11 Indemnification of Fiduciaries. To the maximum extent permitted by law, no member or officer of the Pension, Investment or Review Committees or officer, employee, or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan or to the management and control of the assets of the Plan may be delegated or allocated shall be personally liable by reason of any contract or other instrument executed by or on behalf of such individual in such individual's capacity as a Fiduciary of the Plan or for any action taken or omitted or mistake of judgment made in good faith, and the Company shall indemnify and hold harmless, directly from its own assets (including the proceeds of any insurance policy the premiums of which are paid from the Company's own assets) against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan unless arising out of such individual's fraud or bad faith.

     10.12 Bonding. Except as otherwise required by ERISA, no bond or other security need be required of any Fiduciary of the Plan in any jurisdiction. The Plan Administrator shall be responsible to assure that every Fiduciary of the Plan and official of the Plan, as defined in Section 412 of ERISA, shall be bonded in the manner and to the extent required by said Section 412. The amount of any required bond generally shall not be less than ten percent (10%) of the amount of funds handled, provided that in no case shall such bond be less than One Thousand Dollars ($1,000) or more than Five Hundred Thousand Dollars ($500,000) unless the Secretary of Labor shall properly prescribe an amount in excess of Five Hundred Thousand Dollars ($500,000).

     10.13 Voting of Company Stock. Each Participant and Beneficiary is hereby designated as a named fiduciary within the meaning of Section 402(a)(2) of ERISA with respect to the shares of Company Stock allocated to his Account.

          (a) Generally. When the Company files preliminary proxy solicitation materials with the Securities and Exchange Commission, the Company shall cause a copy of all materials to be sent simultaneously to the Trustee, and the Trustee shall prepare a voting instruction form based upon these materials. At the time of mailing of notice of each annual or special stockholders' meeting of the Company, the Company shall cause a copy of the notice and all proxy solicitation materials to be sent to each Plan Participant and Beneficiary, together with a voting instruction form requesting instructions to the Trustee on how to vote the Company Stock allocated to such Participant's or Beneficiary's Account. Each Participant and Beneficiary shall have the right to direct the Trustee as to the manner in which to vote that number of shares of Company Stock credited to his Accounts. Such direction shall be communicated in writing and shall be held in confidence by the Trustee and not divulged to the Company, or any officer or employee thereof. Upon receipt of directions, the Trustee shall vote the shares of Company Stock credited to the Participant's or Beneficiary's Accounts as so directed.

          The Trustee shall vote those shares of Company Stock not credited to Plan Participants' or Beneficiaries' Accounts, and those shares of Company Stock credited to the Accounts of Participants and Beneficiaries for which no valid voting directions are received, in the same proportion on each issue as it votes those shares credited to Participants' and Beneficiaries' Account for which it received voting directions. The voting instruction form prepared by the Trustee shall state clearly, and in a manner calculated to be understood by Participants and Beneficiaries, this provision concerning the voting of unallocated shares of Company Stock and shares for which no valid voting direction is received

          (b) Tender Offers. Upon commencement of a tender offer for any Company Stock, or any exchange offer or offer to purchase Company Stock each Participant and Beneficiary shall have the right to determine whether shares allocated to their Accounts will be tendered or sold. The Company shall notify each Plan Participant and Beneficiary of this right and distribute, or cause to be distributed to them in a timely manner the same information that is distributed to other shareholders in connection with the proposed tender offer, exchange or sale, together with a voting instruction form. Directions from a Participant or Beneficiary to the Trustee concerning the tender or sale of Company Stock shall be communicated in writing, and the Trustee shall tender or sell, or otherwise dispose of the Company Stock allocated to the Participant's or Beneficiary's Account as directed. To the extent that Plan Participants or Beneficiaries do not issue valid directions to the Trustee to sell, exchange or otherwise dispose of the Company Stock allocated to their Accounts such individuals shall be deemed to have directed the Trustee that such shares remain invested in Company Stock.

     With respect to unallocated shares of Company Stock, if any, the Trustee shall tender that number of shares of Company Stock not credited to Plan Participants' and Beneficiaries' accounts determined by multiplying the total number of such shares by a fraction, of which the numerator is the number of shares of Company Stock credited to Participants' and Beneficiaries' Accounts for which the Trustee has received valid voting directions to tender, and of which the denominator is the total number of shares of Company Stock credited to Plan Participants' and Beneficiaries' Account.

     The voting instruction form shall state clearly, and in a manner calculated to be understood by Participants and Beneficiaries, the effect of the Participant or Beneficiary failing to issue valid voting instructions, and the manner in which unallocated shares of Company Stock will be voted.

          (c) The Plan Administrator shall adopt procedures designed to safeguard the confidentiality of information relating to the purchase, holding, and sale of securities, and the exercise of voting, tender and similar rights with respect to such securities by Participants (and Beneficiaries), except to the extent necessary to comply with Federal laws or state laws not preempted by ERISA.

          (d) The Secretary of the Company is hereby designated as the fiduciary of the Plan for the purpose of ensuring, with respect to the purchase, holding and sale of securities, that the procedures are in fact sufficient to safeguard the confidentiality of such information and such procedures are being followed. The Secretary of the Company is also hereby designated as the fiduciary of the Plan for the purpose of ensuring that an independent fiduciary is appointed who shall carry out activities relating to any situations which the Secretary determines involve a potential for undue influence upon Participants and Beneficiaries with regard to the direct or indirect exercise of shareholder rights. For purposes of the preceding sentence, a fiduciary is not independent if the fiduciary is affiliated with any sponsor of the Plan.

                                   ARTICLE XI
                             PARTICIPATING EMPLOYERS
                             -----------------------

     11.01 Application of Plan to Participating Employers. The term Company as used in other Articles hereof, shall refer to a participating Employer in regard to its own participation in the Plan. The term Company in this Article XI shall refer solely to its defined meaning in the Glossary of the Plan. A list of the Company and all other Participating Employers showing the dates of each Employer's participation in the Plan shall be attached as Exhibit A to this plan document and shall be kept up to date by the Plan Administrator.

     11.02 Adoption of Plan. With the consent of the Company, any Related Employer or other employer may adopt and maintain this Plan and become a Participating Employer hereunder by appropriate action of its board of directors or other governing body. An Employer may separately adopt this Plan with respect to different divisions or other reasonable classifications of its employees and may vary the optional provisions of the Plan (including without limitation, eligibility, vesting or contribution provisions) as they relate to the separate divisions or classifications, provided, however, that such action shall only be permitted with the consent of the Company and then only as long as and to the extent that it does not adversely affect the qualified status of the Plan under the Code.

     11.03 Extent of Participation. The participation of each Employer in this Plan shall be limited to providing benefits for Participants who are or have been in the employ of such Employer. Contributions by an Employer shall be determined on the basis of Participants who have been employed by that particular Employer. The Plan shall be administered as a single plan and not as separate plans of the Company and each Employer. Accordingly, unless otherwise directed by the Company, all funds shall be commingled, held and invested as one fund. All contributions made by the Company and by Employers under the Plan, together with any increment attributable thereto, shall be used to pay benefits to a Participant under the Plan in accordance with the provisions of the Plan and without regard to which participating Employer or Employers have funded the Participant's benefits. Forfeitures for a Plan Year shall be allocated among all Participants who would be eligible to share in any discretionary contributions made by their Employer for the Plan Year, whether or not any such discretionary contributions are made.

     11.04 Transfer of Employees Among Employers. It is anticipated that a Participant may be transferred between and among the Company and Participating Employers, and in the event of any such transfer, the Participant involved shall not have his rights under the Plan adversely affected, but shall continue to be credited with his accumulated Service for purposes of determining eligibility and vesting under the Plan.

     11.05 Plan Administration and Expenses. The Company or its Board of Directors shall have authority to appoint a Trustee from time to time, the Retirement Plan, Investment and Review Committees and the Plan Administrator and any successors thereto. The Plan Administrator may delegate some or all of its duties as they relate to an Employer's participation in the Plan to the Employer or a committee appointed by the Employer to serve as plan administrator with respect to the Employer's participation in the Plan; provided, however, that any individual so appointed shall serve without compensation from the Plan for such services. By its adoption of this Plan a participating Employer shall be deemed thereby to appoint the Company, the Retirement Plan, Investment and Review Committees, the Plan Administrator, the Trustee and other named Fiduciaries of the Plan its exclusive agents to exercise on its behalf all of the power and authority conferred upon them by the Plan, said appointment to continue until the Plan is terminated as to such Employer and the portion of the Fund attributable to the then Employees of such Employer has been disposed of as provided in Section 11.07 hereof. The Company, or with its approval, the Plan Administrator, shall have authority to make any and all necessary or appropriate rules and regulations, binding upon all persons, including Employers, Employees, Participants and their Beneficiaries, relating to the participation of more than one Employer in the Plan. Upon request of the Company or the Plan Administrator each Employer shall pay a proportionate part of the cost of any necessary or appropriate expenses incurred in respect of the Plan. An Employer's proportionate part of any cost shall be determined on the basis of its proportionate share of contributions to the Fund for the Plan Year unless the Company or the Plan Administrator, from time to time or with respect to particular expenses, determines that another reasonable basis of allocation shall apply.

     11.06 Plan Amendment. The Company may amend the Plan as provided in Section
9.01 hereof with respect to any Employer and such Employer's Employees as well as with respect to itself and its Employees, provided that any Employer within thirty (30) days of notice of an amendment affecting such Employer or its Employees may make written objection to the Company concerning the same and, if the matter is not satisfactorily resolved within a further period of thirty (30) days, such objecting Employer may voluntarily withdraw from the Plan under
Section 11.07 hereof within ten (10) days of the expiration of such second thirty (30) day period without the amendment in question becoming effective as to such Employer or its Employees. If such timely written objection and voluntary withdrawal is not made by an Employer, the amendment in question shall be applicable according to its terms. With the consent of the Company, any Employer may amend the Plan as it applies to itself and its Employees, but any such amendment shall not apply to the Company or to other Employers or their Employees unless with the consent of the Company such amendment is adopted by them. If an Employer or Employers purport to adopt an amendment to the Plan which is not consented to by the Company, such amendment shall not be effective and the Company may at its option require such adopting Employer or Employers to terminate their participation in this Plan pursuant to Section 11.07 hereof or may take whatever alternative action it determines to be appropriate under the circumstances.

     11.07 Termination of an Employer's Participation. Without affecting the continuing participation in the Plan of the Company or any other Employer, the Company, with or without cause, may terminate the participation of any Employer in the Plan by written notice to the Employer, and any Employer may voluntarily terminate its participation in the Plan by written notice to the Company. If any Employer ceases to be a party to this Plan, the Plan Administrator shall cause to be determined that fraction of the Fund allocable to the then Employees of the terminating Employer. Within a reasonable period of time the Trustee shall set aside sufficient assets from the Fund to equal in value such fraction of the entire value of the Fund. The Plan Administrator may direct the Trustee to (a) distribute such assets as if the Plan had been terminated on the date such former Employer ceased to be a party to this Plan, (b) deliver such assets to another plan trustee designated by such former Employer, or (c) take whatever alternative action may be deemed appropriate under the circumstances.

     11.08 Restrictions on Amendments, Mergers or Terminations by Employers. Any amendment, merger, consolidation, transfer of assets, termination or partial termination of or with respect to the participation in the Plan of an Employer shall be subject to the same restrictions that apply to such actions on the part of the Company as set forth in Article IX hereof.

                                   ARTICLE XII
                            MISCELLANEOUS PROVISIONS
                            ------------------------

     12.01 Plan for Exclusive Benefit of Employees. This Plan has been entered into for the exclusive benefit of Employees, Participants and their Beneficiaries. Except as expressly permitted under the provisions of the Plan or as may otherwise be permitted or required by law, no funds of the Plan shall at any time revert to or be used or enjoyed by the Company or otherwise than for the benefit of Employees and their Beneficiaries or to pay taxes or Plan administrative expenses.

     12.02 Rights of Participants Not Expanded. Neither the Plan, nor any provisions thereof, nor the action of the Company in establishing or participating in the Plan, nor any action taken or done by the Retirement Committee, the Trustee or other Fiduciary of the Plan, nor participation in the Plan shall be construed as giving to any person the right to be employed by or to remain in the employ of the Company or, except to the extent and in the manner provided for in and subject to all the terms and conditions of the Plan, the right to any payment or benefit whatsoever. All Employees shall be subject to discharge to the same extent as if this Plan had never been adopted and the Company hereby expressly reserves such right to discharge any Employee without liability on the part of it, the Plan Administrator, the Trustee or other Fiduciary of the Plan.

     12.03 Plan Subject to Insurance Contracts and Trusts. To the extent that payment of any benefit under the Plan is provided for by an annuity contract or any other contract with an insurance company the payment of such benefit shall be subject to all the provisions of such contract. In the event that the Employer establishes a Trust, any and all rights or benefits accruing to any persons under the Plan shall be subject to the terms of such trust agreement.

     12.04 Governing Law and Savings Clause. To the extent not preempted by federal law, the Plan shall be construed according to the laws of the State of Connecticut. If any provision herein is held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions, and the Plan shall be construed and enforced as if such provision had not been included.

     12.05 Headings. The Article and Section headings in the Plan are inserted for convenience of reference only and are not to be considered in the construction or interpretation of the provisions of the Plan.

     12.06 Gender and Number. As used in the Plan and unless otherwise plainly required by the context, any gender may be construed to include all genders, and the singular or plural may be construed to include the plural or singular respectively.

     12.07 Definitions. Unless otherwise plainly required by the context, the capitalized words and phrases used in the Plan shall have the meanings set forth in the following Glossary.

                                GLOSSARY


     "Account Balance" shall mean the Participant's share of the Fund from time to time as shown by the records of the Plan Administrator. The Account Balance shall include Company Matching Contributions, Company contributions made as a result of a Participant's Salary Reduction Agreement, Additional Discretionary Company Contributions, if any, Rollover Contributions, if any, Transferred Account Balances, TRASOP Account Balances, LGS Account Balances, and Voluntary After-Tax Contribution Account Balances, if any. A Participant's Account Balance shall reflect all contributions allocated to his Account as adjusted for earnings and other accretions to the Fund and distributions, losses and other diminutions to the Fund.

     "Actual Deferral Percentage" shall mean, with respect to a group of Participants, the average of the ratios, calculated separately for each Participant in the same group, of the amount of Salary Deferral Contributions allocated under the Plan with respect to a Plan Year (plus any Matching Contributions that are made subject to 401(k) restrictions) to the Participant's Compensation for the same Plan Year. Company contributions on behalf of any Participant shall include:

          (1) any Salary Reduction Contributions made pursuant to a Salary Reduction Agreement, including Excess Salary Reductions of Highly
     Compensated Employees, but excluding (a) Excess Salary Reductions of Non-Highly Compensated Employees that arise solely from Salary Reduction Contributions under this Plan or any Plan of the Company; and (b) Salary Reductions that are taken into account in the Contributions Percentage test (provided the ADP test is satisfied both with and without exclusion of these Salary Reductions); and

          (2)  at  the   election   of  the   Company,   Qualified   Nonelective
     Contributions and Qualified Matching Contributions.

For purposes of computing Actual Deferral Percentages, an Employee who would be a Participant but for the failure to make a Salary Reduction shall be treated as a Participant on whose account no Salary Reduction Contributions are made.

     "Age" shall mean the age of a person at his last birthday.

     "Applicable Life Expectancy" shall mean the life expectancy (or joint and last survivor expectancy) calculated using the attained Age of the Participant (or designated Beneficiary) as of the Participant's (or designated Beneficiary's) birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date life expectancy was first calculated. If life expectancy is being recalculated, the applicable life expectancy shall be the life expectancy as so recalculated. The applicable calendar year shall be the first Distribution Calendar Year, and if life expectancy is being recalculated such succeeding calendar year.

     "Average Contribution Percentage" shall mean, with respect to a group of Participants, the average, expressed as a percentage, of the Contribution Percentages of the Participants in each group.

     "Beneficiary" or "Beneficiaries" shall mean the person or persons designated in accordance with the provisions of Section 6.04 hereof or otherwise entitled under the Plan or as provided in Code Section 401(a)(9) and regulations thereunder to receive any benefits to be paid under the Plan on account of, or following, the death of a Participant.

     "Board of Directors" shall mean the Board of Directors of the Company.

     "Break in Service" shall mean a period of Severance from Service of five years or more. Notwithstanding the foregoing, an Employee who terminates Service to enter the military service of the United States shall not suffer a Severance from Service as of such date provided (i) such Employee's rights are protected by federal law, and (ii) such Employee returns to employment with the Company or a Related Employer within the period required by law for preservation of his rights. Under such circumstances, an Employee shall receive credit for Service for his entire period of absence. If the Employee does not return to Service within the time prescribed by law, then the date he terminated employment shall be his Severance from Service Date. In addition, for purposes of this subsection, an Employee shall not suffer a Severance from Service for the Plan Year, or the immediately following Plan Year, during which such Employee is absent from work by reason of (i) the Employee's pregnancy, (ii) the birth of the Employee's child, (iii) the placement of a child with such Employee in connection with an adoption of such child by the Employee, or (ii) for purposes of caring for a child for a period beginning immediately following birth or placement; provided however, that the period between the first and second anniversaries of the Participant's absence shall not be either a Period of Service or a Period of Severance from Service.

     "Code" shall mean the Internal Revenue Code of 1986, as amended and in force from time to time, or any successor or substitute provisions of law enacted from time to time.

     "Code Section 415 Compensation" shall, for purposes of applying the benefit limitations of Article VII, include a Participant's, wages, salaries and fees received for personal services actually rendered in the course of employment with the Company, to the extent that the amounts are includable in gross income, but excluding the following:

          (1) Company contributions to a plan of deferred compensation which are not includable in the Employee's gross income for the taxable year in which contributed, or Company contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation;

          (2) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock either becomes freely transferable or is no longer subject to a substantial risk of forfeiture; and

          (3) Amounts realized from the sale, exchange, or other disposition of stock acquired under a qualified stock option; and

          (4) other amounts which receive special tax benefits, or contributions by the Company (whether or not pursuant to a salary reduction agreement) toward the purchase of an annuity described in Section 403(b) of the Internal Revenue Code.

For Limitation Years beginning on and after January 1, 1998, Code Section 415 Compensation shall also include any elective deferral as defined in Code Section 402(g)(3) and any amount which is contributed or deferred by the Company at the election of the Employee and which is not otherwise includable in the gross income of the Employee by reason of Code Sections 125 or 457. For Limitation Years beginning prior to January 1, 1998, such elective deferrals are not included in Code Section 415 Compensation.

     "Company" shall mean Citizens Communications Company on and after May 18, 2000 (Citizens Utilities Company prior to that date), and any successor thereto which assumes the Plan or any predecessor employer which maintained this Plan. As and to the extent provided in Article XI hereof, Company may also refer to a participating Employer as regards its own participation in the Plan.

     "Company Stock" shall mean Citizens Communications Company Common Stock (Citizens Utilities Company Common Stock prior to May 18, 2000.)

     "Company Matching Contribution Account Balance" shall mean that portion of a Participant's Account Balance attributable to Company matching contributions as adjusted to reflect their share of earnings and other accretions to the Fund and distributions, losses and other diminutions to the Fund. Amounts contained in this Account Balance shall include amounts attributable to (i) Company Matching Contributions made on and after July 1, 1993, which are required to be invested in Company Stock (the "New Company Match"); (ii) Company Matching Contributions made prior to July 1, 1993, which may be invested by Participants and are not required to be invested in Company Stock ("Old Company Match");
(iii) Transferred Account Balances or Rollover Account Balances containing matching contributions, which amounts are subject to Participant investment direction and not required to be invested in Company stock ("Prior Employer's Match"); (iv) matching contributions previously made by the Company with respect to certain covered Participants as an additional matching contribution to compensate for the elimination of certain retiree medical benefits ("New Discretionary Company Match") which amounts are required to be invested in Company Stock; and (v) and discretionary matching contributions made by the Company pursuant to collective bargaining.

     "Compensation" (except for "Code Section 415 Compensation," above) shall mean the base compensation paid to an Employee by the Company with respect to each Plan Year, plus overtime, shift differential and commissions, but excluding all bonuses. "Compensation" shall include compensation which the Employee could have elected to receive in cash with respect to the applicable period but which was instead contributed by the Company to an employee benefit plan under a Code
Section 401(k) or Code Section 125 arrangement, but excluding any other amounts contributed to or the value of benefits under this Plan or any other deferred compensation, employee benefit or fringe benefit program or plan or any other extraneous form of compensation.

     In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, the Annual Compensation of each Employee taken into account under the Plan for Plan Years beginning on or after January 1, 1989 and prior to January 1, 1994 shall not exceed $200,000 (as indexed for cost of living increases) and, for Plan Years beginning on or after January 1, 1994, shall not exceed the OBRA '93 Annual Compensation limit. The OBRA '93 Annual Compensation limit is $150,000 as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Internal Revenue Code ($170,000 for Plan Years beginning on or after January 1, 2000). The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 Annual Compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

     For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA '93 Annual Compensation limit set forth in this provision.

     If compensation for any prior determination period is taken into account in determining an Employees' benefits accruing in the current Plan Year, the compensation for that prior determination period is subject to the Annual Compensation limit in effect for that prior determination period.

     With respect to Plan Years beginning prior to January 1, 1997, in applying this limit, the rules of Section 414(q)(6) shall apply, except that in attributing the compensation of Family Members to certain Highly Compensated Participants, the term "family" shall include only the spouse of the Participant, and any lineal descendants of the Participant who have not attained age 19 before the close of the Plan Year. If, as a result of the application of such rules the limit is exceeded, then the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this section prior to the application of the limit.

     "Contribution   Percentage"   shall  mean,  with  respect  to  a  group  of
Participants, the ratios (expressed as a percentage) of the Matching Contributions (plus voluntary after-tax contributions, if any) allocated under the Plan on behalf of each Eligible Participant in the group, with respect to a Plan Year, to the Participant's Compensation for the Plan Year. For purposes of determining such ratios, "Eligible Participant" is defined below in this Glossary and is further defined to mean:

          (a) an Employee who is directly or indirectly eligible to make a Salary Reduction Contribution or to receive an allocation of Matching Contributions (including Matching Contributions derived from forfeitures) under the Plan for a Plan Year;

          (b) an Employee who is unable to make a Salary Reduction Contribution or to receive an allocation of Matching Contributions because the Employee has not contributed to another plan;

          (c) an Employee who would be eligible to make Salary Reduction Contributions but for a suspension due to a distribution, a loan or an election not to participate in the Plan (other than certain one-time elections), even though the Employee may not make such Salary Reduction Contributions or receive an allocation of Matching Contributions by reason of such suspension; or

          (d) an Employee who is unable to make a Salary Reduction Contribution or to receive an allocation of Matching Contributions because such Employee may receive no additional annual additions because of Section 415(c)(1) or 415(e) of the Code.

In the case of a Participant described in paragraphs (a), (b), (c) or (d) above who makes no Salary Reduction Contributions and receives no Matching Contributions under the Plan for a Plan Year, the Contribution Percentage for such Participant that is to be included in determining the Average Contribution Percentage for such Plan Year shall be zero. In determining the Contribution Percentage, the Plan Administrator may elect, to the extent permitted in regulations, to take into account elective deferrals (defined in Code Section 402(g)(3)(A) and qualified non-elective deferrals which are subject to Code
Section 401(k) restrictions (as defined in Code Section 401(m)(4)(C)) contributed to any Plan maintained by the Company or a Related Employer.

In determining the Contribution Percentage, the following Matching Contributions shall be excluded:

          (i) Matching Contributions that a Participant forfeits because they correspond to Salary Reduction Contributions in excess of the permissible dollar limits contained in Code Section 402(g);

          (ii) Matching Contributions forfeited, or returned to the Participant in order to correct an allocation in excess of Section 415(c) of the Code; and

          (iii)   Matching   Contributions   that  a  Participant   forfeits  in
     conjunction with a distribution made to correct a failure of the ADP, ACP or multiple use test.

For Plan Years prior to January 1, 1997, for purposes of determining the Contribution Percentage of any Highly Compensated Employee who is a 5% owner or one of the ten most Highly Compensated Employees during the Plan Year, Company Matching Contributions, voluntary after-tax contributions, if any, and the Compensation of such Highly Compensated Employees shall include the Company Matching Contribution, voluntary after-tax contributions and Compensation of Family Members.

     "Current Market Value" shall mean on any day (1) as applied to Company Stock, the closing market price thereof as reported on the New York Stock Exchange or such other exchange as the Company's Common Stock may be reported on; and(2) as applied to other investments in the Plan, shall mean the closing market price as of the Valuation Date, as reported by the Trustee.

     "Distribution Calendar Year" shall mean a calendar year for which a minimum distribution is required. For distributions beginning before a Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after a Participant's death, the first
Distribution Calendar Year is the calendar year in which distributions are required to begin as provided in Section 6.01(c) and (d) hereof.

     "Effective Date" for purposes of this Amended and Restated Plan shall mean January 1, 1997. The Effective Date of any prior Plan or amendment shall be as specified in each such prior document.

     "Eligible Participant" shall mean a Participant who has satisfied the eligibility requirements of Article II and who is therefore eligible to make salary reduction contributions, and to receive a Company Matching Contribution whether or not the Participant actually makes Salary Reduction contributions.

     "Employee" shall mean any person, other than an independent contractor, in the actual employ of the Company, who receives therefor a regular stated compensation, whether on an hourly or salaried basis.

     "Employer" shall mean any Related Employer or other employer participating in the Plan as provided in Article XI hereof. Employer may refer to all participating Employers collectively or to each one individually as the context may require.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974 as amended and in force from time to time, or any successor or substitute provisions of law enacted from time to time.

     "Excess Contributions" shall mean with respect to any Plan Year, the excess of (a) the aggregate amount of Company contributions actually taken into account in computing the Actual Deferral Percentage of Highly Compensated Employees for such Plan Year, over (b) the maximum amount of such contributions permitted by the Actual Deferral Percentage test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of the Actual Deferral Percentages, beginning with the highest of such percentages.)

     "Excess Salary Reductions" shall mean those Salary Reductions that are includable in a Participant's gross income under Section 402(g) of the Code to the extent such Participant's Salary Reductions exceed the dollar limitation under such Code section.

     "Family Member" with respect to any Employee means the Employee's spouse and lineal ascendants and descendants and the spouses of such lineal ascendants or descendants.

     "Fiduciary" shall mean any person who--

          (a) exercises any discretionary authority or discretionary control respecting management of the Plan or exercises any authority or control respecting management or disposition of its assets,

          (b) renders investment advice for a fee or other compensation, direct or indirect, with respect to any monies or other property of the Plan or has any authority or responsibility to do so, or

          (c) has any discretionary authority or discretionary responsibility for the administration of the Plan.

     "Fund" shall mean the cash, securities or other Plan assets held by the Trustee (or other funding agencies under the Plan) for the purposes of the Plan.

     "Hardship Distribution" shall mean a distribution necessary in light of immediate and heavy financial needs of the Participant. Such needs shall be deemed to include tuition payments for post-secondary education and unreimbursed major medical expenses of the Participant, members of his immediate family or his dependents, and major expenses relating to the purchase of Participant's principal residence or to prevent eviction from, or foreclosure on, the Participant's principal residence. Such needs shall be determined in accordance with uniform and nondiscriminatory policies and rules approved by the Plan Administrator or its designee in its discretion from time to time and on the basis of written information furnished to the Plan Administrator or its designee and represented to be true by the Participant. The Plan Administrator shall be entitled to conclusively rely upon such written information, without the necessity of independent investigation, unless it has reason to doubt the validity of such information on the basis of other information then in its possession.

     "Highly Compensated Employee" includes Highly Compensated Active Employees and Highly Compensated Former Employees. For purposes of this definition, the determination year shall be the plan year. The look-back year shall be the twelve-month period immediately preceding the determination year.

               For Plan Years beginning on or after January 1, 1997, a Highly Compensated Active Employee includes any Employee who (i) was a 5-percent owner at any time during the determination year or the look-back year, or (ii) for the look-back year had compensation from the Employer in excess of Eighty Thousand Dollars ($80,000) (as adjusted pursuant to Section 415(d) of the Code) and, if the Employer so elects, was in the top-paid group.

               For Plan Years beginning prior to January 1, 1997, a Highly Compensated Active Employee includes any Employee who performs service for the Employer during the determination year and who, during the look-back year (i) received compensation from the Employer in excess of Seventy-five Thousand Dollars ($75,000) (as adjusted pursuant to
          Section 415(d) of the Code); (ii) received compensation from the Employer in excess of Fifty Thousand Dollars ($50,000) (as adjusted pursuant to Section 415(d) of the Code) and was a member of the top-paid group for such year; or (iii) was an officer of the Employer and received compensation during such year that was greater than fifty percent (50%) of the dollar limitation in effect under Section 415(b)(1)(A) of the Code. The term Highly Compensated Employee also includes: (iv) an employee who is both described in the preceding sentence if the term "determination year" is substituted for the term "look-back year" and one of the one hundred (100) Employees who received the most compensation from the Employer during the determination year; and (v) an Employee who is a five percent (5%) owner (as defined in Code Section 416(i)) at any time during the look-back year or determination year. If no officer has satisfied the compensation requirement of (iii), above, during either a determination year or look-back year, the highest paid officer for such year shall be treated as a Highly Compensated Employee. If an Employee is, during a determination year or look-back year, a Family Member of either a five percent (5%) owner who is an active or former Employee or a Highly Compensated Employee who is one of the ten (10) most Highly Compensated Employees ranked on the basis of compensation paid by the Employer during such year, then the Family Member and the five percent owner (5%) or top-ten Highly Compensated Employee shall be aggregated. In such case, the Family Member and five percent (5%) owner or top ten (10) Highly Compensated Employee shall be treated as a single Employee receiving compensation and plan contributions or benefits equal to the sum of such compensation and contributions or benefits of the Family Member and five percent (5%) owner or top-ten Highly Compensated Employee. For purpose of this section, Family Member includes the spouse, lineal ascendants and descendants of the Employee or former Employee and the spouses of such lineal ascendants and descendants. The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the top-paid group, the top one hundred (100) Employees, the number of Employees treated as officers and the compensation that is considered, will be made in accordance with Section 414(q) of the Code and the regulations thereunder.

A Highly Compensated Former Employee includes any Employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for the Employer during the determination year, and was a Highly Compensated Active Employee for either the separation year or any determination year ending on or after the Employee's fifty-fifth (55th) birthday.

The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the top-paid group, the number of Employees treated as 5% owners, and the compensation that is considered, will be made in accordance with Section 414(q) of the Code and the regulations thereunder.

     "Hour of Service" shall mean each hour for which:

          (a) An Employee is paid, or entitled to payment for the performance of duties for the Company or a Related Employer.

          (b) An Employee is paid, or entitled to payment by the Company or a Related Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, leave of absence or the like.

          (c) Back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Company or a Related Employer.

          (d) Credit is required under applicable state or federal law, including for periods of service in the Armed Forces of the United States under the Military Selective Service Act as amended. The nature, extent and timing of such credit shall be as required under applicable law.

     An Hour of Service to be credited to an Employee in connection with a period of no more than thirty-one (31) days falling in two (2) Plan Years shall be credited in the second such Year, otherwise Hours of Service shall be credited in the Plan Year in which the duties are performed under Subparagraph
(a), above, in which occurs the period during which no duties are performed under Subparagraph (b), above, and to which the award or agreement for back pay pertains under Subparagraph (c), above. Hours of Service for purposes of subparagraph (b), above, will be calculated and credited pursuant to Section 2530.200b-2 of the Department of Labor Regulations, which is incorporated herein by this reference. The number of Hours of Service to be credited under either Subparagraph (b) or (c) for periods described in Subparagraph (b) shall be the number of working hours regularly scheduled for such periods of time. In case of an Employee without a regular work schedule, an average of his actual hours worked for comparable periods of time shall be credited.

     Notwithstanding the foregoing, the same Hour of Service shall not be credited under more than one of the foregoing Subparagraphs and for purposes of crediting Hours of Service under either Subparagraph (b) or (c) for periods described in Subparagraph (b):

               (i) Except in the case of an authorized leave of absence or required government service as described in the definition of Break in Service in this Glossary, no more than five hundred one (501) Hours of Service shall be credited to an Employee on account of any such single continuous period (whether or not such period occurs in a single Plan
          Year) and such hours shall be credited until exhausted beginning with the first day of such period; and

               (ii) No Hour of Service shall be credited to an Employee for payments made or due under a plan maintained solely for the purpose of complying with applicable workmen's compensation, unemployment compensation or disability insurance or for payments which solely reimburse the Employee for medical or medically related expenses incurred by such Employee.

     Hours of Service will be credited for employment with other members of an affiliated service group under Section 414(m), a controlled group of corporations under Section 414(b), a group of trades or business under common control under Section 414(c) of which the Company is a member, and other entity required to be aggregated with the Company, pursuant to Section 414(o) and the regulations thereunder. Hours of Service will also be credited for any individual considered an Employee for purposes of this Plan under Section 414(n) of the Code.

     "Investment Committee" shall mean the committee appointed by the Retirement Committee pursuant to Article X hereof to oversee the investment of Plan assets, or if no such committee is appointed or if there are no members in office, the Retirement Committee.

     "Key Employee" shall mean any employee or former employee of the Company or of any Related Employer (and any beneficiary of such an employee) who at any time during the five (5) plan years ending on the determination date for the Plan Year in question (as defined under "Top-Heavy" in this Glossary) was:

          (a) an officer of the Company or of any Related Employer, provided, however, that for plan years beginning after December 31, 1983 only officers having an Annual Compensation greater than fifty percent (50%) of the dollar limitation in effect under Section 415(b)(1)(A) of the Code for the calendar year in which the Plan Year ends shall be included, and further provided that no more than fifty (50) persons (or, if lesser, the greater of three (3) persons or ten percent (10%) of the employees of the Company and the Related Employers) shall be treated as officers;

          (b) one of the ten (10) employees having Annual Compensation of more than the dollar limitation in effect under Section 415(c)(1)(A) of the Code for the calendar year in which the Plan Year ends and owning (or considered as owning within the meaning of Section 318 of the Code) both more than a one-half percentage (1/2%) interest and one of the ten largest percentage interests in the Company and Related Employers (if two employees have the same interest in an employer, the employee having greater annual compensation shall be treated as having a larger interest);

          (c) a person who, without application of the aggregation rules of subsections (b), (c) and (m) of Section 414(b) of the Code, owned (or was considered as owning within the meaning of Section 318 of the Code) more than five percent (5%) of the outstanding stock (or in the case of an unincorporated business, of the capital or profits interest) of the Company or Related Employer or stock possessing more than five percent (5%) of the total combined voting power of all of the stock of the Company or Related Employer; or

          (d) a person who had Annual Compensation from the Company and/or Related Employers of more than one hundred sixty thousand dollars ($160,000) (as indexed from time to time) and who, without application of the aggregation rules of subsections (b), (c) and (m) of Section 414(b) of the Code, owned (or was considered as owning within the meaning of Section 318 of the Code) more than one percent (1%) of the outstanding stock (or in the case of an unincorporated business, of the capital or profits interest) of the Company or Related Employer or stock possessing more than one percent (1%) of the total combined voting power of all of the stock of the Company or Related Employer.

Annual Compensation means compensation as defined in Section 415(c)(3) of the Code, including amounts contributed by the Company pursuant to a salary reduction agreement which are excludable from the Employee's gross income under
Section 125, Section 402(a)(8), Section 402(h) or Section 403(b) of the Code.

     "Leased Employee" shall mean any person (other than an employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one year, and such services are performed under the primary direction and control of the recipient employer. Contributions or benefits provided a leased employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer.

A leased employee shall not be considered an employee of the recipient if: (i) such employee is covered by a money purchase pension plan providing: (1) a nonintegrated employer contribution rate of at least ten percent (10%) of compensation, as defined in Section 415(c)(3) of the Code, but including amounts contributed pursuant to a salary reduction agreement which are excludable from the employee's gross income under Section 125, Section 402(a)(8), Section 402(h) or Section 403(b) of the Code, (2) immediate participation, and (3) full and immediate vesting; and (ii) leased employees do not constitute more than twenty percent (20%) of the recipient's non-highly compensated workforce.

     "LGS Account" shall mean the amount transferred to this Plan on behalf of a Participant as a consequence of the merger of the LGS Employee's Savings and Investment Plan, as adjusted for subsequent investment gain or loss, income and expense. A Participant shall at all times be fully vested in his LGS Account.

     "Limitation Year" shall mean the Plan Year.

     "Non-Highly Compensated Employee" shall mean any employee or former employee of the Company or a Related Employer who is not a Highly Compensated Employee.

     "Non-Key Employee" shall mean any employee or former employee of the Company or of any Related Employer (and any beneficiary of such an employee) who is not a Key Employee.

     "Normal Retirement Date" shall mean the date on which a Participant attains his normal retirement age as specified in the applicable Appendix to the Citizens Pension Plan.

     "Participant" shall mean an Employee or former Employee who has become a Participant in the Plan in accordance with Article II hereof and whose interest under the Plan has not been fully distributed or terminated.

     "Period of Service" shall mean the period of time commencing on the date on which an Employee first is credited with an Hour of Service (or his reemployment commencement date, if later) and ending on his next Severance from Service Date. If an Employee has a Severance from Service as the result of a voluntary termination, discharge or retirement and returns to service within 12 months of his Severance from Service, such period of absence shall be counted for purposes of determining such Employee's vesting. If, during an absence from service for any reason other than a voluntary termination, discharge or retirement, an Employee incurs a Severance from Service as the result of a voluntary termination, discharge or retirement, and the Employee returns to service within 12 months of the date on which he was first absence from service, the period during which he is absent from service shall be counted for purposes of determining his vesting under the Plan.

     (a) For purposes of determining a Participant's vesting under Section 5.09 of the Plan, a Participant shall receive credit for all Periods of Service, including Service credited to the Employee prior to the Company's adoption of the Plan; provided, however, that:

          (1) if a Participant has a five year Break in Service, then Service credited to the Participant prior to the five year Break in Service shall not be taken into account for purposes of determining the Participant's vesting in his Account Balance accrued before such Break in Service; and

          (2) if the Participant has no vested right to his Account Balance as of his Severance from Service, then no Period of Service credited to him prior to his Severance shall be taken into account if the number of his consecutive one year Breaks in Service exceeds the greater of (i) five years or (ii) the number of Years of Service he had immediately before his Break.

     (b) For purposes of determining an Employee's eligibility to participate, and determining the vesting percentage under Section 5.09 with respect to transferred Employees of GASCO, Inc. and Ogden Telephone Company (as that term is defined in the respective purchase agreements for such companies), service recognized under the BHP Retirement Savings Plan and GASCO Bargaining 401(k) Plan shall be treated as Service under this Plan, and service with Ogden Telephone Company shall be recognized as service under this Plan. For purposes of determining an Employee's eligibility to participate and the vesting percentage under Section 5.09 with respect to Transferred Employees of Rhinelander Telephone Company, GTE, Alltel, and LGS, service credited to such Transferred Employees by such former employers shall be recognized as service under this Plan. If and to the extent that the Board of Directors of the Company so determines by rules uniformly applicable to all Employees similarly situated, an Employee who was in the employ of any business or enterprise substantially all of whose assets and property are acquired by the Company or a Related Employer by purchase, merger, consolidation or otherwise, may receive credit for his past service with such business or enterprise, and such service shall be included in his Period of Service under this Plan.

     "Period of Severance" or "Separation from Service" shall mean the period of time commencing on an individual's Severance from Service and ending on the date on which he again performs an Hour of Service.

     "Permanently Disabled" shall mean that a Participant has become disabled to such extent that he has qualified for and is receiving long-term disability benefits from the Company. Determinations of Permanent Disability, and the continued existence thereof, shall be made by the Plan Administrator upon competent medical evidence, including the opinion of a licensed physician, in a uniform and nondiscriminatory manner.

     "Plan" shall mean Citizens 401(k) Savings Plan, including this plan document and any other agreement or Trust Agreement forming a part hereof, together with any and all amendments or supplements thereto.

     "Plan Administrator" shall mean the Retirement Committee or, if no such committee is appointed, the Company

     "Plan Year" shall mean a twelve (12) month period running from the first of January through the end of the following December.

     "Related Employer" shall mean a corporation or other business organization during the period it is--

          (a) a member with the Company of a controlled group of corporations,

          (b) a member with the Company of a group of trades or businesses under common control,

          (c) a member with the Company of an affiliated service group, all as determined pursuant to Sections 414(b), (c) and (m) of the Code, as applicable, or

          (d) any other entity required to be aggregated with the Company pursuant to regulations under Section 414(o) of the Code.

     "Required Beginning Date" April 1 of the calendar year following the calendar year in which the Participant attains 70 1/2, provided, however, that any Participant, other than a 5% owner, attaining age seventy and one-half (70-1/2) in years after 1995 may elect by April 1st of the calendar year following the year in which the Participant attained age seventy and one-half (70-1/2) to defer distributions until the calendar year following the calendar year in which the Participant retires. If no such election is made, the Participant will begin receiving distributions by the April 1st of the calendar year following the calendar year in which the Participant attained age seventy and one-half (70-1/2).

     "Retirement Committee" shall mean the committee provided for by the provisions of Article X hereof to administer the Plan, or if no such committee is appointed or there are no members in office, the Company.

     "Review Committee" shall mean the committee appointed by the Board of Directors of the Company pursuant to Section 6.09 hereof to review denials of benefit claims.

     "Rollover Account Balances" shall mean those balances attributable to amounts rolled from another qualified retirement plan to this Plan, which amounts shall be fully vested and subject to the distribution provisions of this Plan. Rollover Account Balances include, without limitation, amounts rolled from the BHP Retirement Savings Plan with respect to non-union GASCO Employees, from the terminated Ogden Telephone Company Tax Deferred Retirement Savings Plan and Trust, from the terminated Rhinelander Telephone Company 401(k) Profit Sharing Plan & Trust, and any other rollover amounts accepted from time to time by the Plan Administrator.

     "Salary Reduction" shall mean any employer contributions made to the plan at the election of the participant, in lieu of unreduced compensation, and shall include contributions made pursuant to a salary reduction agreement or other deferral mechanism. With respect to any taxable year, a participant's Salary Reduction is the sum of all employer contributions made on behalf of such participant pursuant to an election to defer under any qualified CODA as described in section 401(k) of the Code.

     "Salary Reduction Account Balance" shall mean that portion of a Participant's Account Balance attributable to salary deferral or Salary Reduction Contributions as adjusted to reflect their share of earnings and other accretions to the Fund and distributions, losses and other diminutions to the Fund.

     "Severance from Service Date" shall mean the earlier of (a) the date the employee quits, is discharged, retires or dies, and (b) the first anniversary of the first date of a period in which the employee remains absent from service for any other reason. Notwithstanding the foregoing, if the employee has been granted a leave of absence or layoff and the date of termination of such leave or layoff occurs after the first anniversary of his absence from service under clause (b) above, such termination date will be the Severance from Service Date.

     In the event that an employee is absent from service beyond the first anniversary of the first date of absence occurring as a result of the pregnancy of the employee, the birth of a child of the employee, the placement of a child with the employee by reason of adoption or for purposes of caring for a child of the employee immediately following the child's birth or adoption, a Severance from Service Date shall not occur until the second anniversary of the separation from service. The period between the first and second anniversary of the first date of such absence from service shall not count either as a Period of Service or Period of Severance.

     "Super Top-Heavy" shall be determined in the same manner and shall mean the same as Top-Heavy, except that the present value of accrued benefits for Key Employees must exceed ninety percent (90%) of the accrued benefits for all Employees, rather than sixty percent (60%) as in the case of Top-Heavy.

     "Top-Heavy" shall mean that, as of the determination date with respect to a Plan Year--

          (a) if the Plan is not included in a required or permissive aggregation group, the present value of the accrued benefits for Key Employees under the Plan exceeds sixty percent (60%) of the present value of the accrued benefits for both Key and Non-Key Employees under the Plan, or

          (b) if the Plan is included in a required or permissive aggregation group, the sum of the present value of accrued benefits for Key Employees under all defined benefit plans and all defined contribution plans included in such group exceeds sixty percent (60%) of the sum of the present value of accrued benefits for both Key and Non-Key Employees.

     For purposes of making the above Top-Heavy determination:

               (1) The determination date for a given plan year shall be the last day of the preceding plan year, or, in the case of the first plan year of a plan, the last day of such first plan year.

               (2) A required  aggregation  group consists of: (A) the Plan; and
          (B) other qualified plans required to be aggregated with the Plan under Section 416(g) of the Code in testing for top-heaviness, i.e.,
          (i) each qualified plan in which at least one Key Employee participates at any time during the determination period (regardless of whether plan has terminated), and (ii) any other qualified plan which enables the Plan or a plan described in (B)(i) above to meet the requirements of Sections 401(a)(4) and 410 of the Code.

               (3) A permissive aggregation group consists of: (A) the Plan; (B) any plans required to be aggregated with the Plan under (2)(B) above; and (C) any other qualified plans permitted to be aggregated with the Plan under Section 416(g) of the Code in testing for top-heaviness, i.e., any other such plan which, when considered as a group with the Plan, and any plans required to be aggregated with the Plan under
          (2)(B) above, continue to meet the requirements of Sections 401(a)(4) and 410 of the Code, and which the Plan Administrator in its discretion chooses to include in the group.

               (4) Where more than one plan is involved in the determination, the present value of accrued benefits (including distributions to be included therein in accordance with (10) below) shall be determined separately for each plan as of its own determination date falling in the same calendar year as the Plan's determination date with respect to the Plan Year in question, and the results of such separate determination shall then be aggregated as provided above.

               (5) The present value of accrued benefits under a plan shall include the present value of accrued benefits derived from all contributions, including employer and employee (both voluntary and mandatory) contributions, except for the present value derived from tax deductible employee contributions which shall not be taken into account.

               (6) The present value of accrued benefits under a plan shall be determined as of the plan's most recent valuation date that falls within the twelve (12) month period ending on the plan's determination date. The Plan's valuation date is on December 31.

               (7) The present value of a participant's accrued benefits under a defined contribution plan shall be the sum of the participant's account balance as of the relevant valuation date, plus an adjustment for contributions due as of the determination date. In the case of a plan not subject to the minimum funding requirements of Code Section 412, the adjustment is the amount of contributions, if any, actually made after the valuation date but on or before the determination date, except in the first plan year of the plan when the adjustment should also reflect the amount of any contributions whenever made that would be allocated as of a date not later than the determination date. In the case of a plan subject to the minimum funding requirements of Code
          Section 412, the adjustment is the amount of contributions whenever made that would be allocated as of a date not later than the determination date.

               (8) The present value of a participant's accrued benefits under a defined benefit plan shall be based upon reasonable interest and mortality assumptions specified by the plan. The accrued benefit of a Participant (who is not a Key Employee) under a defined benefit plan shall be determined under (i) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Company, or (ii) if no such uniform method exists, then the slowest accrual method permitted under the fractional rule of
          Section 411(b)(1)(C) of the Code.

               (9) The accrued benefit of a participant in a plan who is a Non-Key Employee but who was a Key Employee in a prior year shall be disregarded.

               (10) Generally, any accrued benefit transferred or distributed in the five (5) year period ending on a plan's determination date (except any such accrued benefit otherwise included in the present value of accrued benefits on the determination date) shall be added back and included in the plan's present value of accrued benefits as of the determination date. This rule shall apply to distributions under a terminated plan which, if it had not been terminated, would have been required to be included in an aggregation group. It shall also apply to any unrelated rollover or transfer (i.e. one initiated by the employee and made to a plan maintained by another, unrelated employer under Code Section 414(b), (c) or (m)). The plan accepting an unrelated rollover or transfer shall not consider the rollover or transfer as part of its present value of accrued benefits unless the rollover or transfer was accepted prior to December 31, 1983. ln the case of a related rollover or transfer (i.e. one not initiated by the employee or made to a plan maintained by the same or related employer under Code Section 414(b), (c) or (m)), the rollover or transfer shall not be added back but shall be counted in the plan accepting the rollover or transfer whether the rollover or transfer was accepted before or after December 31, 1983.

               (11) With respect to plan years beginning after December 31, 1984, the accrued benefit of all participants in a plan who have not performed or received credit for any services for any employer maintaining the plan (other than benefits under the plan) at any time during the five (5) year period ending on the plan's determination date shall be disregarded.

               (12) The Top-Heavy determination, including definition of Top-Heavy terms and application of the above rules and any other rules which may be necessary for the determination shall be made in accordance with Section 416 of the Code.

     "Transferred Account Balance" shall mean that portion of a Participant's Account Balance attributed to direct trust-to-trust transfers from other qualified retirement plans (including, without limitation, those maintained by Alltel and GTE), and those account balances transferred to this Plan as a result of plan mergers (including, without limitation, the merger of the LGS Retirement Savings Plan and the Gasco Bargaining 401(k) Plan.)

     "TRASOP Account" shall mean that portion of the Participant's Account Balance that is attributable to the merger of the Company's TRASOP Plan into this Plan, as adjusted for subsequent investment gains, losses, income and expenses. A Participant shall be at all times vested in his TRASOP Account Balance.

     "Trust Agreement" shall mean a trust agreement, if such trust agreement is established by the Company, between the Company and such Trustees as may be appointed by the Company. In the event that a trust agreement is established, the trust shall include any and all amendments or supplements thereto.

     "Trustee" shall mean Putnam Fiduciary Trust Company, and such additional Trustees or successor Trustees as in the future or from time to time thereafter may be appointed or designated by the Company to hold any portion of the Fund forming a part of this Plan.

     "Valuation Date" shall mean with respect to all assets held under the Plan for which daily valuation is performed, the date of liquidation of a Participant's investment for distribution, reinvestment, exchange or transfer, or any other applicable transaction. With respect to assets under the Plan for which daily valuation is not available, "Valuation Date" shall mean the last business day of the Plan Year, and the last business date of each month in the Plan Year.

     "Voluntary After-tax Contribution Account Balance" shall mean that portion of a Participant's Account Balance attributable to voluntary after-tax contributions credited to the Participant as a result of a plan-to-plan transfer or plan merger, where the transferor, or merged, plan previously offered such contributions.

Execution Page


     IN WITNESS WHEREOF, this plan document has been executed by a duly authorized officer of the Company.


Dated:                            CITIZENS COMMUNICATIONS COMPANY

Witnesses:

                                  By _______________________________________

                                     Its __________________________________